Exhibit 99.2

                                  $861,472,000
                                Approximate(1)(4)

                                 GSAMP 2005-HE5

                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates

                Approximate     Expected                      Estimated     Principal       S&P/
                 Principal       Credit      Initial Pass-    Avg. Life      Payment       Moody's
Certificates   Balance(1) (4)   Support     Through Rate(5)   (yrs)(2)    Window(2)(3)     Ratings
------------   --------------   --------    ---------------   ---------   -------------   ---------
A-1(6)                             24.25%    LIBOR + [__]%                                AAA / Aaa
A-2A(6)                            24.25%    LIBOR + [__]%                                AAA / Aaa
A-2B(6)                            24.25%    LIBOR + [__]%                                AAA / Aaa
A-2C(6)                            24.25%    LIBOR + [__]%                                AAA / Aaa
A-2D(6)                            24.25%    LIBOR + [__]%                                AAA / Aaa
M-1               $37,153,000      20.25%    LIBOR + [__]%                                AA+ / Aa1
M-2               $33,901,000      16.60%    LIBOR + [__]%                                AA+ / Aa2
M-3               $23,685,000      14.05%    LIBOR + [__]%                                AA+ / Aa3
M-4               $16,719,000      12.25%    LIBOR + [__]%                                 AA / A1
M-5               $16,718,000      10.45%    LIBOR + [__]%                                AA- / A2
M-6               $14,397,000       8.90%    LIBOR + [__]%                                 A+ / A3
M-7               $15,325,000       7.25%    LIBOR + [__]%                                A / Baa1
------------   --------------   --------    ---------------   ---------   -------------   ---------
Total            $861,472,000

Non-Offered Certificates
M-8               $11,610,000       6.00%    LIBOR + [__]%       N/A           N/A           N/A
B-1               $11,611,000       4.75%    LIBOR + [__]%       N/A           N/A           N/A
B-2               $10,216,000       3.65%    LIBOR + [__]%       N/A           N/A           N/A

(1) The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled one month at 10% CPR.

(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.

(3) The last scheduled distribution date for the Certificates is the Distribution Date in November 2035.

(4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.

(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the pass-through rates of the Offered Certificates.

(6)   Structure of the AAA/Aaa rated certificates subject to change.

Selected Mortgage Pool Data(7)

                                                              Group I                       Group II
                                                    ---------------------------   ---------------------------
                                                     Adjustable        Fixed       Adjustable        Fixed
                                                        Rate           Rate           Rate           Rate        Aggregate
                                                    ------------    -----------   ------------    -----------   ------------
Average Scheduled Principal Balance:                $463,663,584    $78,732,279   $329,071,068    $65,944,663   $937,411,593
Weighted Average Gross Coupon:                             7.531%         7.958%         7.395%         7.762%         7.535%
Weighted Average Net Coupon(8):                            7.021%         7.448%         6.885%         7.252%         7.025%
Weighted Average Current FICO Score:                         635            641            642            641            639
Weighted Average Original LTV Ratio:                       82.66%         72.60%         82.20%         72.28%         80.92%
Weighted Average Combined Original LTV Ratio(8):           82.66%         81.89%         82.20%         83.59%         82.50%
Weighted Average Std. Remaining Term (months):               358            338            358            326            354
Weighted Average Seasoning (months):                           2              2              2              2              2
Weighted Average Months to Roll(10):                          23            N/A             23            N/A             23
Weighted Average Gross Margin(10):                          6.52%           N/A           6.41%           N/A           6.47%
Weighted Average Initial Rate Cap(10):                      3.00%           N/A           2.98%           N/A           2.99%
Weighted Average Periodic Rate Cap(10):                     1.02%           N/A           1.02%           N/A           1.02%
Weighted Average Gross Max. Lifetime Rate(10):             13.57%           N/A          13.46%           N/A          13.52%

(7) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(9) Calculated using the Original LTV with respect to first lien loans and Combined Original LTV with respect to second lien loans.

(10) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

o The mortgage loans in the transaction consist of subprime fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") purchased via the Goldman Sachs Residential Mortgage Conduit from SouthStar Funding ("SouthStar") (74.50%) and various other sellers, each comprising of less than 5% (25.50%).

o Credit support for the Certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 3.65%, and excess spread.

o     The Mortgage Loans will be serviced by Litton Loan Servicing LP
      ("Litton").

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA05HE5" and on Bloomberg as "GSAMP 05-HE5."

o All amounts and percentages herein related to the Mortgage Loans are as of the Statistical Calculation Date unless as otherwise noted.

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $875,403,485. The swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of 4.77% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table

Expected Closing Date:        November 22, 2005.

Cut-off Date:                 November 1, 2005.

Statistical Calculation
Date:                         October 1, 2005.

Expected Pricing Date:        November 4, 2005.

First Distribution Date:      December 27, 2005.

Key Terms

Offered Certificates:         Class A, Class M-1, Class M-2, Class M-3, Class
                              M-4, Class M-5, Class M-6 and Class M-7
                              Certificates.

Non-Offered
Certificates:                 Class M-8, Class B-1 and Class B-2 Certificates.

LIBOR Certificates:           Offered and Non-Offered Certificates.

Class A-1 Certificates        Class A-1 Certificates.

Class A-2 Certificates        Class A-2A, Class A-2B, Class A-2C and Class A-2D
                              Certificates.

Class A Certificates          Class A-1 and Class A-2 Certificates.

Class M Certificates:         Class M-1, Class M-2, Class M-3, Class M-4, Class
                              M-5, Class M-6, Class M-7 and Class M-8
                              Certificates.

Class B Certificates:         Class B-1 and Class B-2 Certificates.

Depositor:                    GS Mortgage Securities Corp.

Lead Manager:                 Goldman, Sachs & Co.

Servicer:                     Litton Loan Servicing LP.

Trustee:                      Deutsche Bank National Trust Company.

Servicing Fee Rate:           50 bps.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trustee Fee Rate:             No more than 1 bp.

Expense Fee Rate:             The Servicing Fee Rate and the Trustee Fee Rate.

Distribution Date:            25th day of the month or the following business
                              day.

Record Date:                  For any Distribution Date, the last business day
                              of the Interest Accrual Period.

Delay Days:                   0 day delay on all Certificates.

Prepayment Period:            The calendar month prior to the Distribution Date.

Due Period:                   The period commencing on the second day of the
                              calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution
                              Date occurs.

Day Count:                    Actual/360 basis.

Interest Accrual Period:      The prior Distribution Date to the day prior to
                              the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

Pricing Prepayment
Assumption:                   Adjustable rate mortgage loans: CPR starting at 5%
                              CPR in the first month of the mortgage loan (i.e.
                              loan age) and increasing to 28% CPR in month 12
                              (an approximate 2.091% increase per month), and remaining at 28% CPR thereafter.

                              Fixed rate mortgage loans: CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter.

Mortgage Loans:               The trust will consist of sub-prime, fixed and
                              adjustable rate, first and second lien residential mortgage loans.

Group I Mortgage Loans:       Approximately $542,395,862 of Mortgage Loans with
                              original principal balances as of the Statistical
                              Calculation Date that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie
                              Mae or Freddie Mac.

Group II Mortgage Loans:      Approximately $395,015,731 of Mortgage Loans with
                              original principal balances as of the Statistical
                              Calculation Date that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set Fannie Mae or Freddie Mac.

Excess Spread:                The initial weighted average net coupon of the
                              mortgage pool will be greater than the interest payments on the Offered Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date rolled one month at 10% CPR:

                              Initial Gross WAC(1):                      7.5352%
                                 Less Expense Fee Rate(2):               0.5100%
                                                                         ------
                              Net WAC(1):                                7.0252%
                                 Less Initial LIBOR Certificate
                                   Coupon (Approx.)(3):                  4.3837%
                                 Less Net Swap Rate (Approx.)(3):        0.5306%
                                                                         ------
                              Initial Excess Spread(1):                  2.1109%

                              (1) This amount will vary on each Distribution Date based on changes to the weighted average of the interest rates on the Mortgage Loans as well as any changes in day count.

                              (2) Includes the Servicing Fee Rate and Trustee Fee Rate.

                              (3)   Assumes 1-month LIBOR equal to 4.207%,
                                    initial marketing spreads and a 30-day
                                    month. This amount will vary on each
                                    Distribution Date based on changes to the weighted average of the pass-through rates on the LIBOR Certificates as well as any changes in day count.

Servicer Advancing:           Yes as to principal and interest, subject to
                              recoverability.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Compensating Interest:        The Servicer will pay compensating interest up to
                              the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution Date resulting from principal prepayments on the Mortgage Loans during the related Prepayment Period and (B) one-half of the aggregate Servicing Fee received by the Servicer for that Distribution Date.

Swap Provider:                TBD.

Optional Clean-up Call:       The transaction has a 10% optional clean-up call.

Rating Agencies:              Standard & Poor's Ratings Services, a division of
                              The McGraw-Hill Companies, Inc. and Moody's
                              Investors Service, Inc. will rate all of the Offered Certificates.

Minimum Denomination:         $25,000 with regard to each of the Offered
                              Certificates.

Legal Investment:             The Certificates will not be SMMEA eligible.

ERISA Eligible:               Underwriter's exemption is expected to apply to
                              all Offered Certificates. However, prospective purchasers should consult their own counsel. In addition, plan fiduciaries should note that additional representations by purchasers of
                              Offered Certificates will be deemed to have been made because a swap agreement is an asset of the trust fund.

Tax Treatment:                All Offered Certificates represent REMIC regular
                              interests and, to a limited extent, interests in certain notional principal contract payments including basis risk interest carryover payments pursuant to the payment priorities in the transaction; which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.

Prospectus:                   The Offered Certificates will be offered pursuant
                              to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                              Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates." Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the lesser of the WAC Cap or applicable loan group cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass Through-Rate attributable to the WAC Cap or applicable loan group cap will be carried forward with interest at the applicable Pass Through-Rate (without regard to the WAC Cap or applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 3.65% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 7.30% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

      (x) the Distribution Date occurring in December 2008; and

      (y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 48.50%.

Class   Initial Subordination Percentage(1)   Stepdown Date Percentage
-----   -----------------------------------   ------------------------
  A                   24.25%                           48.50%
 M-1                  20.25%                           40.50%
 M-2                  16.60%                           33.20%
 M-3                  14.05%                           28.10%
 M-4                  12.25%                           24.50%
 M-5                  10.45%                           20.90%
 M-6                   8.90%                           17.80%
 M-7                   7.25%                           14.50%
 M-8                   6.00%                           12.00%
 B-1                   4.75%                            9.50%
 B-2                   3.65%                            7.30%

(1)   Includes initial overcollateralization percentage.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 32.00% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

     Distribution Dates              Cumulative Realized Loss Percentage
-----------------------------   ---------------------------------------------
December 2007 - November 2008   1.50% for the first month, plus an additional
                                1/12th of 1.50% for each month thereafter

December 2008 - November 2009   3.00% for the first month, plus an additional
                                1/12th of 1.50% for each month thereafter

December 2009 - November 2010   4.50% for the first month, plus an additional
                                1/12th of 1.25% for each month thereafter

December 2010 - November 2011   5.75% for the first month, plus an additional
                                1/12th of 0.65% for each month thereafter

December 2011 and thereafter     6.40%

Step-up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I WAC Cap and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class A-2D Pass-Through Rate. The Class A-2D Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-7 Pass-Through Rate. The Class M-7 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-8 Pass-Through Rate. The Class M-8 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class R Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a supplemental interest amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable group cap, as applicable) over interest due on such class of certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related pass-through rate as


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any net swap receipts and to interest received or advanced on the Mortgage Loans less the Expense Fee Rate, net swap payments and certain swap termination payments owed to the swap provider.

Principal Remittance Amount. On any Distribution Date, the sum of:

         (1) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer on the related servicer remittance date,

         (2) the principal portion of all partial and full prepayments received during the related Prepayment Period,

         (3) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

         (4) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date for the current Distribution Date,

         (5) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

         (6) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate and plus swap receipts, if any, and less net swap payments, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable Servicer for the related advances and the applicable Expense Fee Rate in respect of such Mortgage Loan.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 51.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 59.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 66.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 71.90% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 75.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 79.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 82.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-7 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 85.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-8 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date) and (I) the class certificate balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 88.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (J) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 90.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (K) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 92.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Distributions on the LIBOR Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the swap provider, if any,

(ii)     concurrently,

         (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates; and

         (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates. On each Distribution Date (A) prior to the Stepdown Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)      sequentially:

         (b) concurrently, to the Class R Certificates, pro rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

         (c)      concurrently,

                  (1) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the class certificate balances thereof have been reduced to zero and

                  (2) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero and the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (c)(1) and (c)(2) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i)(c) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i)(c), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (c)(1) or (c)(2) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Stepdown Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)      concurrently,

         (a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective class certificate balances have been reduced to zero, and

         (b) to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2C Certificates, until the class certificate balance thereof has been reduced to zero and to the Class A-2D Certificates, until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii) to the Class M-7 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-7 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class M-8 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-8 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero, and

(xi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 Certificates and Class X certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

(i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

(ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

(iii) concurrently, to the Class A-1 Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class A-2 Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

(iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 Certificates, any Basis Risk Carry Forward Amounts for such classes, and

(v)      to the holders of the Class X certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date and net swap receipts from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the swap provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)     to the certificateholders, to pay interest according to sections (ii),
         (iii) and (iv) of the "Interest Distributions on the LIBOR Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates", but only to the extent necessary to cause the overcollateralization to be maintained at the current overcollateralization amount (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow" to the extent unpaid, to the extent unpaid from other available funds,

(v) to the swap provider, any defaulted swap termination payment owed for such Distribution Date, and

(vi)     to the holders of the Class X certificates, any remaining amounts.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-2 Certificates, fourth to the Class B-1 Certificates, fifth to the Class M-8 Certificates, sixth to the Class M-7 Certificates, seventh to the Class M-6 Certificates, eighth to the Class M-5 Certificates, ninth to the Class M-4 Certificates, tenth to the Class M-3 Certificates, eleventh to the Class M-2 Certificates and twelfth to the Class M-1 Certificates. An allocation of any Realized Losses to a class of certificates on any Distribution Date will be made by reducing its class certificate balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to Class A Certificates until the last scheduled Distribution Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)

Product             No Penalty   1-12 Months   13-24 Months   25-36 Months   37-48 Months   49-60 Months          Total
---------------   ------------   -----------   ------------   ------------   ------------   ------------   ------------
2 YR ARM           $90,944,575   $14,349,152   $266,522,008     $9,627,271             $0       $264,204   $381,707,210
2 YR ARM IO         85,466,060    15,301,170    214,307,543      4,720,645              0              0    319,795,417
3 YR ARM            13,757,334       829,213      1,080,356     23,466,261              0        127,423     39,260,586
3 YR ARM IO         11,012,671     2,211,248      1,937,086     24,207,685              0              0     39,368,690
5 YR ARM               645,942             0         68,629      2,845,635              0              0      3,560,207
5 YR ARM IO          2,312,300       173,250        997,798      5,559,193              0              0      9,042,541
FIXED               19,570,472     3,716,505      9,460,897     80,131,759              0        107,809    112,987,441
FIXED 15/30 BLN      4,418,811       852,964      5,105,365      2,934,303              0              0     13,311,444
FIXED 30/40 BLN      1,258,365             0        127,840      2,466,057              0              0      3,852,262
Fixed IO             3,359,250       583,300      2,129,116      8,420,129              0         34,000     14,525,794
---------------   ------------   -----------   ------------   ------------   ------------   ------------   ------------
Total:            $232,745,781   $38,016,801   $501,736,638   $164,378,937             $0       $533,436   $937,411,593
===============   ============   ===========   ============   ============   ============   ============   ============

Product           No Penalty    1-12 Months    13-24 Months    25-36 Months    37-48 Months    49-60 Months
---------------   ----------    -----------    ------------    ------------    ------------    ------------
2 YR ARM                9.70%          1.53%          28.43%           1.03%           0.00%           0.03%
2 YR ARM IO             9.12           1.63           22.86            0.50            0.00            0.00
3 YR ARM                1.47           0.09            0.12            2.50            0.00            0.01
3 YR ARM IO             1.17           0.24            0.21            2.58            0.00            0.00
5 YR ARM                0.07           0.00            0.01            0.30            0.00            0.00
5 YR ARM IO             0.25           0.02            0.11            0.59            0.00            0.00
FIXED                   2.09           0.40            1.01            8.55            0.00            0.01
FIXED 15/30 BLN         0.47           0.09            0.54            0.31            0.00            0.00
FIXED 30/40 BLN         0.13           0.00            0.01            0.26            0.00            0.00
Fixed IO                0.36           0.06            0.23            0.90            0.00            0.00
---------------   ----------    -----------    ------------    ------------    ------------    ------------
Total:                 24.83%          4.06%          53.52%          17.54%           0.00%           0.06%
===============   ==========    ===========    ============    ============    ============    ============

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Offered Subordinate Certificates

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o     1-month and 6-month Forward LIBOR curves as of October 31, 2005 are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par

o     Assumes bonds pay on 25th of month

                                  First Dollar of Loss           LIBOR Flat                 0% Return
                                  ---------------------     ---------------------     ---------------------
Class M-1   CDR (%)
            Yield (%)
            WAL
            Modified Duration
            Principal Window
            Principal Writedown
            Total Collat Loss

Class M-2   CDR (%)
            Yield (%)
            WAL
            Modified Duration
            Principal Window
            Principal Writedown
            Total Collat Loss

Class M-3   CDR (%)
            Yield (%)
            WAL
            Modified Duration
            Principal Window
            Principal Writedown
            Total Collat Loss

Class M-4   CDR (%)
            Yield (%)
            WAL
            Modified Duration
            Principal Window
            Principal Writedown
            Total Collat Loss

Class M-5   CDR (%)
            Yield (%)
            WAL
            Modified Duration
            Principal Window
            Principal Writedown
            Total Collat Loss


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o     1-month and 6-month Forward LIBOR curves as of October 31, 2005 are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par

o     Assumes bonds pay on 25th of month

                                   First Dollar of Loss                LIBOR Flat                 0% Return
                                  ---------------------     ---------------------     ---------------------
Class M-6   CDR (%)
            Yield (%)
            WAL
            Modified Duration
            Principal Window
            Principal Writedown
            Total Collat Loss

Class M-7   CDR (%)
            Yield (%)
            WAL
            Modified Duration
            Principal Window
            Principal Writedown
            Total Collat Loss


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity

The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is not exercised

                            50 PPA  75 PPA  100 PPA  125 PPA  150 PPA  175 PPA
                            ------  ------  -------  -------  -------  -------
Class A-1   WAL
            First Prin Pay
            Last Prin Pay

Class A-2A  WAL
            First Prin Pay
            Last Prin Pay

Class A-2B  WAL
            First Prin Pay
            Last Prin Pay

Class A-2C  WAL
            First Prin Pay
            Last Prin Pay

Class A-2D  WAL
            First Prin Pay
            Last Prin Pay

Class M-1   WAL
            First Prin Pay
            Last Prin Pay

Class M-2   WAL
            First Prin Pay
            Last Prin Pay

Class M-3   WAL
            First Prin Pay
            Last Prin Pay

Class M-4   WAL
            First Prin Pay
            Last Prin Pay

Class M-5   WAL
            First Prin Pay
            Last Prin Pay

Class M-6   WAL
            First Prin Pay
            Last Prin Pay

Class M-7   WAL
            First Prin Pay
            Last Prin Pay


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call

The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is exercised on the first possible date

                            50 PPA  75 PPA  100 PPA  125 PPA  150 PPA  175 PPA
                            ------  ------  -------  -------  -------  -------
Class A-1   WAL
            First Prin Pay
            Last Prin Pay

Class A-2A  WAL
            First Prin Pay
            Last Prin Pay

Class A-2B  WAL
            First Prin Pay
            Last Prin Pay

Class A-2C  WAL
            First Prin Pay
            Last Prin Pay

Class A-2D  WAL
            First Prin Pay
            Last Prin Pay

Class M-1   WAL
            First Prin Pay
            Last Prin Pay

Class M-2   WAL
            First Prin Pay
            Last Prin Pay

Class M-3   WAL
            First Prin Pay
            Last Prin Pay

Class M-4   WAL
            First Prin Pay
            Last Prin Pay

Class M-5   WAL
            First Prin Pay
            Last Prin Pay

Class M-6   WAL
            First Prin Pay
            Last Prin Pay

Class M-7   WAL
            First Prin Pay
            Last Prin Pay


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) One and Six-month LIBOR increase in accordance with the LIBOR Forward Curves as of the close of business on October 31, 2005, (ii) daycount convention of 30/360 is applied and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table. The information in the following table has been prepared using initial marketing spreads and structure.

         Distribution     Excess              Distribution     Excess              Distribution     Excess
Period       Date       Spread (%)   Period       Date       Spread (%)   Period       Date       Spread (%)
------   ------------   ----------   ------   ------------   ----------   ------   ------------   ----------
     1      Dec-05                       49      Dec-09                       97      Dec-13
     2      Jan-06                       50      Jan-10                       98      Jan-14
     3      Feb-06                       51      Feb-10                       99      Feb-14
     4      Mar-06                       52      Mar-10                      100      Mar-14
     5      Apr-06                       53      Apr-10                      101      Apr-14
     6      May-06                       54      May-10                      102      May-14
     7      Jun-06                       55      Jun-10                      103      Jun-14
     8      Jul-06                       56      Jul-10                      104      Jul-14
     9      Aug-06                       57      Aug-10                      105      Aug-14
    10      Sep-06                       58      Sep-10                      106      Sep-14
    11      Oct-06                       59      Oct-10                      107      Oct-14
    12      Nov-06                       60      Nov-10                      108      Nov-14
    13      Dec-06                       61      Dec-10                      109      Dec-14
    14      Jan-07                       62      Jan-11                      110      Jan-15
    15      Feb-07                       63      Feb-11                      111      Feb-15
    16      Mar-07                       64      Mar-11                      112      Mar-15
    17      Apr-07                       65      Apr-11                      113      Apr-15
    18      May-07                       66      May-11                      114      May-15
    19      Jun-07                       67      Jun-11                      115      Jun-15
    20      Jul-07                       68      Jul-11                      116      Jul-15
    21      Aug-07                       69      Aug-11                      117      Aug-15
    22      Sep-07                       70      Sep-11                      118      Sep-15
    23      Oct-07                       71      Oct-11                      119      Oct-15
    24      Nov-07                       72      Nov-11                      120      Nov-15
    25      Dec-07                       73      Dec-11
    26      Jan-08                       74      Jan-12
    27      Feb-08                       75      Feb-12
    28      Mar-08                       76      Mar-12
    29      Apr-08                       77      Apr-12
    30      May-08                       78      May-12
    31      Jun-08                       79      Jun-12
    32      Jul-08                       80      Jul-12
    33      Aug-08                       81      Aug-12
    34      Sep-08                       82      Sep-12
    35      Oct-08                       83      Oct-12
    36      Nov-08                       84      Nov-12
    37      Dec-08                       85      Dec-12
    38      Jan-09                       86      Jan-13
    39      Feb-09                       87      Feb-13
    40      Mar-09                       88      Mar-13
    41      Apr-09                       89      Apr-13
    42      May-09                       90      May-13
    43      Jun-09                       91      Jun-13
    44      Jul-09                       92      Jul-13
    45      Aug-09                       93      Aug-13
    46      Sep-09                       94      Sep-13
    47      Oct-09                       95      Oct-13
    48      Nov-09                       96      Nov-13


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I Cap and Loan Group II Cap. The information in the following table has been prepared in accordance with the following assumptions
(i) one and six-month LIBOR remain constant at 20.00%, (ii) day count convention of actual/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

                                   Loan       Loan                                        Loan       Loan
         Distribution     WAC     Group I   Group II            Distribution     WAC     Group I   Group II
Period       Date       Cap (%)   Cap (%)   Cap (%)    Period       Date       Cap (%)   Cap (%)   Cap (%)
------   ------------   -------   -------   --------   ------   ------------   -------   -------   --------
     1      Dec-05                                         49      Dec-09
     2      Jan-06                                         50      Jan-10
     3      Feb-06                                         51      Feb-10
     4      Mar-06                                         52      Mar-10
     5      Apr-06                                         53      Apr-10
     6      May-06                                         54      May-10
     7      Jun-06                                         55      Jun-10
     8      Jul-06                                         56      Jul-10
     9      Aug-06                                         57      Aug-10
    10      Sep-06                                         58      Sep-10
    11      Oct-06                                         59      Oct-10
    12      Nov-06                                         60      Nov-10
    13      Dec-06                                         61      Dec-10
    14      Jan-07                                         62      Jan-11
    15      Feb-07                                         63      Feb-11
    16      Mar-07                                         64      Mar-11
    17      Apr-07                                         65      Apr-11
    18      May-07                                         66      May-11
    19      Jun-07                                         67      Jun-11
    20      Jul-07                                         68      Jul-11
    21      Aug-07                                         69      Aug-11
    22      Sep-07                                         70      Sep-11
    23      Oct-07                                         71      Oct-11
    24      Nov-07                                         72      Nov-11
    25      Dec-07                                         73      Dec-11
    26      Jan-08                                         74      Jan-12
    27      Feb-08                                         75      Feb-12
    28      Mar-08                                         76      Mar-12
    29      Apr-08                                         77      Apr-12
    30      May-08                                         78      May-12
    31      Jun-08                                         79      Jun-12
    32      Jul-08                                         80      Jul-12
    33      Aug-08                                         81      Aug-12
    34      Sep-08                                         82      Sep-12
    35      Oct-08                                         83      Oct-12
    36      Nov-08                                         84      Nov-12
    37      Dec-08                                         85      Dec-12
    38      Jan-09                                         86      Jan-13
    39      Feb-09                                         87      Feb-13
    40      Mar-09                                         88      Mar-13
    41      Apr-09                                         89      Apr-13
    42      May-09                                         90      May-13
    43      Jun-09                                         91      Jun-13
    44      Jul-09                                         92      Jul-13
    45      Aug-09                                         93      Aug-13
    46      Sep-09                                         94      Sep-13
    47      Oct-09                                         95      Oct-13
    48      Nov-09                                         96      Nov-13


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                   Loan       Loan
         Distribution     WAC     Group I   Group II
Period       Date       Cap (%)   Cap (%)   Cap (%)
------   ------------   -------   -------   --------
    97      Dec-13
    98      Jan-14
    99      Feb-14
   100      Mar-14
   101      Apr-14
   102      May-14
   103      Jun-14
   104      Jul-14
   105      Aug-14
   106      Sep-14
   107      Oct-14
   108      Nov-14
   109      Dec-14
   110      Jan-15
   111      Feb-15
   112      Mar-15
   113      Apr-15
   114      May-15
   115      Jun-15
   116      Jul-15
   117      Aug-15
   118      Sep-15
   119      Oct-15
   120      Nov-15


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $875,403,485. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of 4.77% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider. Only the net amount of the two obligations above will be paid by the appropriate party.

                                  Swap Schedule

                           Swap                                    Swap
         Distribution    Notional               Distribution     Notional
Period       Date       Amount ($)    Period        Date        Amount ($)
------   ------------   -----------   ------   --------------   ----------
     1      Dec-05      875,403,485       35       Oct-08       36,331,024
     2      Jan-06      858,185,238       36       Nov-08       34,665,309
     3      Feb-06      837,907,380       37       Dec-08       33,075,933
     4      Mar-06      814,633,175       38       Jan-09       31,559,397
     5      Apr-06      788,456,008       39       Feb-09       30,112,359
     6      May-06      759,500,888       40       Mar-09       28,731,633
     7      Jun-06      727,922,451       41       Apr-09       27,414,179
     8      Jul-06      693,906,832       42       May-09       26,157,096
     9      Aug-06      657,671,479       43       Jun-09       24,957,617
    10      Sep-06      619,739,782       44       Jul-09       23,813,101
    11      Oct-06      583,812,763       45       Aug-09       22,721,029
    12      Nov-06      549,810,063       46       Sep-09       21,678,998
    13      Dec-06      517,628,286       47       Oct-09       20,684,713
    14      Jan-07      487,169,608       48       Nov-09       19,735,987
    15      Feb-07      458,341,473       49       Dec-09       18,830,731
    16      Mar-07      431,056,311       50       Jan-10       17,966,955
    17      Apr-07      405,231,269       51       Feb-10       17,142,758
    18      May-07      380,787,956       52       Mar-10       16,356,325
    19      Jun-07      357,652,201       53       Apr-10       15,605,927
    20      Jul-07      335,753,863       54       May-10       14,889,914
    21      Aug-07      315,026,500       55       Jun-10       14,206,709
    22      Sep-07       94,754,310       56       Jul-10       13,554,809
    23      Oct-07       90,156,086       57       Aug-10       12,932,758
    24      Nov-07       85,782,602       58       Sep-10       12,338,307
    25      Dec-07       81,622,785       59       Oct-10       11,202,362
    26      Jan-08       77,666,114       60       Nov-10       10,691,634
    27      Feb-08       73,902,587       61   Dec-10 onwards         0.00
    28      Mar-08       70,322,703
    29      Apr-08       66,917,429
    30      May-08       63,678,181
    31      Jun-08       60,596,802
    32      Jul-08       57,665,536
    33      Aug-08       54,877,016
    34      Sep-08       38,076,748


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Aggregate Mortgage Loans

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:                                       $937,411,593
Number of Mortgage Loans:                                                 6,250
Average Scheduled Principal Balance:                                   $149,986
Weighted Average Gross Coupon:                                            7.535%
Weighted Average Net Coupon: (2)                                          7.025%
Weighted Average Current FICO Score:                                        639
Weighted Average Original LTV Ratio:                                      80.92%
Weighted Average Combined Original LTV Ratio:                             82.50%
Weighted Average Stated Remaining Term (months):                            354
Weighted Average Seasoning(months):                                           2
Weighted Average Months to Roll: (3)                                         23
Weighted Average Gross Margin: (3)                                         6.47%
Weighted Average Initial Rate Cap: (3)                                     2.99%
Weighted Average Periodic Rate Cap: (3)                                    1.02%
Weighted Average Gross Maximum Lifetime Rate: (3)                         13.52%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

(3)   Represents the weighted average of the adjustable rate mortgage loans.

                    Distribution by Current Principal Balance

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Principal Balance     Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
$50,000 & Below                  444   $13,329,653       1.42%    10.137%       642    $30,022     95.39%   62.54%     91.34%
$50,001 - $75,000                778    49,388,463       5.27      8.309        633     63,481     84.06    61.24      86.67
$75,001 - $100,000               955    84,642,862       9.03      7.902        630     88,631     83.13    58.98      90.45
$100,001 - $125,000              958   107,656,818      11.48      7.642        630    112,377     82.81    55.92      92.05
$125,001 - $150,000              811   111,141,596      11.86      7.582        633    137,043     82.60    51.14      93.07
$150,001 - $200,000              961   166,897,553      17.80      7.439        635    173,671     82.50    45.75      92.19
$200,001 - $250,000              527   117,733,999      12.56      7.374        638    223,404     82.47    38.50      93.11
$250,001 - $300,000              328    89,893,905       9.59      7.229        643    274,067     81.85    36.74      93.97
$300,001 - $350,000              184    59,552,558       6.35      7.293        656    323,655     82.20    20.71      89.58
$350,001 - $400,000              115    42,999,522       4.59      7.134        641    373,909     81.55    31.51      91.38
$400,001 - $450,000               78    33,204,218       3.54      7.211        650    425,695     80.58    22.86      94.95
$450,001 - $500,000               44    21,106,460       2.25      7.252        648    479,692     82.18    31.85      91.04
$500,001 - $550,000               24    12,619,968       1.35      7.481        640    525,832     82.37    16.47      95.88
$550,001 - $600,000               18    10,370,112       1.11      7.133        650    576,117     77.76    33.32     100.00
$600,001 - $650,000               11     7,010,430       0.75      7.114        681    637,312     76.70    36.71     100.00
$650,001 - $700,000                8     5,448,317       0.58      7.562        704    681,040     77.70    12.34     100.00
$700,001 & Above                   6     4,415,159       0.47      7.100        686    735,860     74.22    17.39     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         6,250  $937,411,593     100.00%     7.535%       639   $149,986     82.50%   43.74%     92.25%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Aggregate Mortgage Loans

                          Distribution by Current Rate

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Rate                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
4.99% & Below                      1      $279,450       0.03%     4.625%       686   $279,450     80.00%  100.00%    100.00%
5.00 - 5.49%                      22     4,697,309       0.50      5.329        686    213,514     77.73    90.34     100.00
5.50 - 5.99%                     174    37,138,999       3.96      5.819        668    213,443     78.38    60.53      97.79
6.00 - 6.49%                     447    87,608,924       9.35      6.271        658    195,993     78.86    51.36      97.64
6.50 - 6.99%                   1,025   182,343,486      19.45      6.756        644    177,896     79.22    46.79      98.05
7.00 - 7.49%                   1,127   190,319,204      20.30      7.243        639    168,872     80.57    39.71      95.49
7.50 - 7.99%                   1,186   179,915,445      19.19      7.731        633    151,699     81.86    36.33      91.87
8.00 - 8.49%                     704    93,838,732      10.01      8.231        623    133,294     83.88    38.95      88.09
8.50 - 8.99%                     605    77,658,251       8.28      8.728        629    128,361     89.24    47.47      76.78
9.00% & Above                    959    83,611,793       8.92      9.809        628     87,186     93.55    45.81      83.52
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         6,250  $937,411,593     100.00%     7.535%       639   $149,986     82.50%   43.74%     92.25%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Credit Score

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Credit Score                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
740 & Above                      231   $35,572,784       3.79%     7.555%       764   $153,995     85.27%   30.87%     72.47%
720 - 739                        147    24,747,998       2.64      7.397        728    168,354     84.33    25.63      75.76
700 - 719                        269    45,063,530       4.81      7.284        708    167,522     83.87    31.51      81.53
680 - 699                        412    70,399,742       7.51      7.253        689    170,873     83.25    27.35      89.73
660 - 679                        630   101,788,107      10.86      7.268        669    161,568     81.66    29.41      91.42
640 - 659                        908   143,115,841      15.27      7.285        649    157,617     81.77    32.92      92.42
620 - 639                      1,295   193,486,720      20.64      7.505        629    149,411     82.52    37.52      94.48
600 - 619                        912   129,582,715      13.82      7.686        609    142,086     84.00    59.33      96.41
580 - 599                        931   117,989,879      12.59      7.792        589    126,735     81.84    66.51      97.05
560 - 579                        275    40,126,824       4.28      8.197        570    145,916     81.60    66.72      95.50
540 - 559                        146    21,399,757       2.28      8.143        549    146,574     79.51    77.81      95.77
520 - 539                         56     8,393,388       0.90      8.503        531    149,882     77.92    78.59      98.46
500 - 519                         38     5,744,309       0.61      8.450        511    151,166     74.08    73.08      99.08
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         6,250  $937,411,593     100.00%     7.535%       639   $149,986     82.50%   43.74%     92.25%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by Lien

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Lien                          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
First                          5,762  $918,906,979      98.03%     7.474%       638   $159,477     82.16%   43.63%     92.17%
Second                           488    18,504,614       1.97     10.587        655     37,919     99.46    49.03      96.35
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         6,250  $937,411,593     100.00%     7.535%       639   $149,986     82.50%   43.74%     92.25%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Aggregate Mortgage Loans

                      Distribution by Combined Original LTV

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Combined Original LTV         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                   127   $17,082,219       1.82%     7.245%       618   $134,506     48.82%   34.64%     94.41%
60.01 - 70.00%                   170    31,758,085       3.39      7.250        619    186,812     66.24    39.48      89.74
70.01 - 80.00%                 3,717   600,255,918      64.03      7.130        642    161,489     79.52    39.76      96.54
80.01 - 85.00%                   291    47,387,710       5.06      7.901        616    162,844     84.37    45.77      84.60
85.01 - 90.00%                   600   103,279,416      11.02      8.076        628    172,132     89.62    42.13      82.08
90.01 - 95.00%                   426    62,145,919       6.63      8.625        637    145,882     94.57    51.18      82.19
95.01 - 100.00%                  919    75,502,327       8.05      9.077        658     82,157     99.81    74.00      85.70
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         6,250  $937,411,593     100.00%     7.535%       639   $149,986     82.50%   43.74%     92.25%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Original LTV

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Original LTV                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                   615   $35,586,832       3.80%     8.983%       637    $57,865     75.16%   42.12%     95.42%
60.01 - 70.00%                   170    31,758,085       3.39      7.250        619    186,812     66.24    39.48      89.74
70.01 - 80.00%                 3,716   600,242,124      64.03      7.130        642    161,529     79.52    39.76      96.54
80.01 - 85.00%                   290    47,370,844       5.05      7.901        616    163,348     84.37    45.75      84.60
85.01 - 90.00%                   592   102,924,060      10.98      8.068        628    173,858     89.62    42.13      82.06
90.01 - 95.00%                   403    61,342,061       6.54      8.602        637    152,214     94.57    51.16      82.30
95.01 - 100.00%                  464    58,187,586       6.21      8.623        659    125,404     99.78    81.47      82.16
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         6,250  $937,411,593     100.00%     7.535%       639   $149,986     82.50%   43.74%     92.25%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Documentation

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Documentation                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Full                           3,166  $409,993,050      43.74%     7.468%       623   $129,499     83.92%  100.00%     92.84%
Stated                         2,256   389,640,189      41.57      7.591        652    172,713     81.67     0.00      91.26
Alt                              770   128,025,128      13.66      7.502        643    166,266     80.69     0.00      93.37
No Doc                            58     9,753,226       1.04      8.576        692    168,159     79.80     0.00      92.09
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         6,250  $937,411,593     100.00%     7.535%       639   $149,986     82.50%   43.74%     92.25%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                             Distribution by Purpose

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Purpose                       Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Purchase                       4,077  $586,289,457      62.54%     7.538%       646   $143,804     83.45%   40.10%     90.93%
Cashout Refi                   1,726   287,862,056      30.71      7.566        624    166,780     80.77    48.73      94.04
Rate/term Refi                   447    63,260,080       6.75      7.375        633    141,521     81.63    54.77      96.37
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         6,250  $937,411,593     100.00%     7.535%       639   $149,986     82.50%   43.74%     92.25%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Aggregate Mortgage Loans

                            Distribution by Occupancy

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Occupancy                     Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Owner Occupied                 5,719  $864,760,841      92.25%     7.478%       636   $151,208     82.14%   44.02%    100.00%
Investor                         367    46,786,965       4.99      8.415        684    127,485     87.65    47.28       0.00
Second Home                      164    25,863,787       2.76      7.876        652    157,706     85.29    27.90       0.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         6,250  $937,411,593     100.00%     7.535%       639   $149,986     82.50%   43.74%     92.25%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Property Type

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Property Type                            Loans       Balance    Balance     Coupon   Current FICLTVlance    Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Single Family                  4,398  $604,847,577      64.52%     7.578%       634   $137,528     82.56%   47.27%     93.64%
PUD                            1,260   227,503,842      24.27      7.328        640    180,559     82.08    41.72      92.83
Condo                            318    47,038,779       5.02      7.827        655    147,921     84.49    33.07      82.32
2 Family                         173    32,715,572       3.49      7.636        660    189,107     82.16    29.63      83.30
3-4 Family                        88    22,512,290       2.40      7.639        671    255,821     81.49    15.23      86.87
Condo Hi-rise                     11     2,588,802       0.28      8.166        660    235,346     85.19    15.10      61.44
Townhouse                          2       204,731       0.02      8.635        621    102,365     60.74    47.13      47.13
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         6,250  $937,411,593     100.00%     7.535%       639   $149,986     82.50%   43.74%     92.25%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by State

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
State                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
FL                               841  $145,627,035      15.54%     7.495%       646   $173,159     82.23%   33.38%     85.01%
GA                               927   126,934,221      13.54      7.577        634    136,930     83.95    51.53      90.10
CA                               188    54,704,394       5.84      6.961        649    290,981     79.64    26.28      96.35
TN                               423    44,648,660       4.76      7.649        628    105,552     82.93    50.82      95.99
TX                               379    42,763,614       4.56      7.678        635    112,833     82.36    46.80      94.65
VA                               214    41,806,195       4.46      7.357        639    195,356     80.36    47.73      95.24
NC                               293    35,057,151       3.74      7.768        634    119,649     84.36    51.72      90.95
OH                               297    33,432,526       3.57      7.651        632    112,567     85.09    57.08      93.13
MA                               128    31,522,680       3.36      7.312        661    246,271     80.67    22.29      94.65
MD                               133    30,713,659       3.28      7.366        650    230,930     80.28    39.12      94.63
Other                          2,427   350,201,457      37.36      7.617        635    144,294     82.68    46.45      93.89
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         6,250  $937,411,593     100.00%     7.535%       639   $149,986     82.50%   43.74%     92.25%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                               Distribution by Zip

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Zip                           Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
01841                             12    $3,309,896       0.35%     7.165%       678   $275,825     80.00%    8.58%    100.00%
30016                             21     2,754,416       0.29      7.314        637    131,163     82.16    68.17      88.57
30024                              9     2,652,043       0.28      7.387        653    294,671     82.92    44.29     100.00
93536                              8     2,565,780       0.27      6.738        656    320,722     81.19     7.90      86.60
30045                             17     2,478,029       0.26      7.663        634    145,766     83.38    47.91     100.00
34744                             11     2,187,849       0.23      7.337        639    198,895     84.72    25.03      62.90
38654                             17     2,077,670       0.22      7.591        620    122,216     83.08    74.47     100.00
38016                             16     2,061,633       0.22      7.120        643    128,852     83.19    55.23     100.00
06606                              8     2,028,899       0.22      7.376        644    253,612     80.71    10.20     100.00
34711                             10     1,964,127       0.21      7.196        634    196,413     81.47    17.29      87.52
Other                          6,121   913,331,249      97.43      7.542        638    149,213     82.51    43.96      92.23
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         6,250  $937,411,593     100.00%     7.535%       639   $149,986     82.50%   43.74%     92.25%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Aggregate Mortgage Loans

                  Distribution by Remaining Months to Maturity

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Remaining Months To Maturity  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1 - 180                          437   $19,532,592       2.08%     9.833%       655    $44,697     93.12%   52.23%     94.58%
181 - 240                         16     1,408,645       0.15      7.615        646     88,040     85.29    79.22     100.00
241 - 360                      5,797   916,470,356      97.77      7.486        638    158,094     82.27    43.50      92.19
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         6,250  $937,411,593     100.00%     7.535%       639   $149,986     82.50%   43.74%     92.25%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                        Distribution by Amortization Type

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Amortization Type             Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
2 YR ARM                       2,696  $381,707,210      40.72%     7.631%       625   $141,583     83.18%   46.87%     91.62%
2 YR ARM IO                    1,577   319,795,417      34.11      7.265        657    202,787     81.60    31.21      92.42
Fixed                            953   112,987,441      12.05      7.574        638    118,560     80.75    60.51      93.36
3 YR ARM IO                      211    39,368,690       4.20      7.472        644    186,581     83.16    53.62      90.58
3 YR ARM                         264    39,260,586       4.19      7.763        606    148,714     82.74    54.72      91.65
FIXED IO                         105    14,525,794       1.55      7.850        656    138,341     83.03    46.06      96.19
FIXED 15/30 BLN                  354    13,311,444       1.42     10.577        655     37,603     99.45    50.07      95.38
5 YR ARM IO                       43     9,042,541       0.96      6.958        664    210,292     79.39    36.93      98.08
FIXED 30/40 BLN                   22     3,852,262       0.41      7.197        636    175,103     79.50    58.24      95.07
5 YR ARM                          25     3,560,207       0.38      7.627        634    142,408     82.14    38.77      89.29
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         6,250  $937,411,593     100.00%     7.535%       639   $149,986     82.50%   43.74%     92.25%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                      Distribution by Initial Periodic Cap

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Initial Periodic Cap          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
0.51 - 1.00%                       4      $431,070       0.05%     7.887%       652   $107,768     88.31%   73.32%     73.32%
1.01 - 1.50%                      38     5,614,095       0.60      7.192        635    147,739     83.93    51.45      86.40
1.51 - 2.00%                       8     1,390,480       0.15      7.490        648    173,810     78.89    50.95      92.18
2.51 - 3.00%                   4,740   781,188,239      83.33      7.478        638    164,808     82.45    40.91      91.97
3.01 - 3.50%                      13     1,956,352       0.21      7.202        643    150,489     85.27    36.23      97.07
3.51 - 4.00%                       1        67,148       0.01      7.260        691     67,148     80.00     0.00     100.00
4.51 - 5.00%                       3       640,239       0.07      6.515        639    213,413     85.07   100.00     100.00
5.51 - 6.00%                       9     1,447,028       0.15      7.600        629    160,781     85.13    82.48     100.00
N/A                            1,434   144,676,942      15.43      7.868        641    100,890     82.67    58.04      93.88
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         6,250  $937,411,593     100.00%     7.535%       639   $149,986     82.50%   43.74%     92.25%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Periodic Cap

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Periodic Cap                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
0.51 - 1.00%                   4,649  $764,911,702      81.60%     7.476%       639   $164,533     82.48%   40.55%     91.97%
1.01 - 1.50%                     163    26,870,903       2.87      7.457        612    164,852     82.08    56.81      91.22
1.51 - 2.00%                       4       952,047       0.10      6.406        661    238,012     82.36    59.35     100.00
N/A                            1,434   144,676,942      15.43      7.868        641    100,890     82.67    58.04      93.88
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         6,250  $937,411,593     100.00%     7.535%       639   $149,986     82.50%   43.74%     92.25%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Aggregate Mortgage Loans

                      Distribution by Months to Rate Reset

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Months To Rate Reset          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
13 - 24                        4,273  $701,502,628      74.83%     7.464%       639   $164,171     82.46%   39.73%     91.98%
25 - 36                          475    78,629,276       8.39      7.617        625    165,535     82.95    54.17      91.11
49 & Above                        68    12,602,748       1.34      7.147        655    185,335     80.17    37.45      95.60
N/A                            1,434   144,676,942      15.43      7.868        641    100,890     82.67    58.04      93.88
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         6,250  $937,411,593     100.00%     7.535%       639   $149,986     82.50%   43.74%     92.25%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                        Distribution by Life Maximum Rate

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Life Maximum Rate             Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
11.99% & Below                   154   $33,355,747       3.56%     5.788%       669   $216,596     79.25%   61.60%     98.58%
12.00 - 12.49%                   362    69,581,990       7.42      6.266        656    192,215     78.91    47.50      97.69
12.50 - 12.99%                   829   152,006,984      16.22      6.732        646    183,362     79.65    43.74      97.87
13.00 - 13.49%                   933   163,162,399      17.41      7.209        640    174,879     80.68    37.22      95.70
13.50 - 13.99%                   989   155,796,484      16.62      7.676        635    157,529     81.79    33.51      92.10
14.00 - 14.49%                   568    82,397,116       8.79      8.146        623    145,065     83.57    37.76      88.17
14.50 - 14.99%                   502    71,425,066       7.62      8.630        628    142,281     89.41    46.31      77.26
15.00 - 15.49%                   232    32,825,142       3.50      9.097        616    141,488     90.76    46.21      78.29
15.50 - 15.99%                   173    23,287,941       2.48      9.599        627    134,612     92.96    41.98      78.73
16.00% & Above                    74     8,895,783       0.95     10.225        609    120,213     91.29    43.40      88.02
N/A                            1,434   144,676,942      15.43      7.868        641    100,890     82.67    58.04      93.88
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         6,250  $937,411,593     100.00%     7.535%       639   $149,986     82.50%   43.74%     92.25%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                             Distribution by Margin

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Margin                        Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
4.99% & Below                    255   $49,327,297       5.26%     6.289%       663   $193,440     79.56%   57.85%     98.05%
5.00 - 5.49%                     350    65,219,486       6.96      6.342        655    186,341     79.19    45.35      97.66
5.50 - 5.99%                     845   153,735,053      16.40      6.816        642    181,935     79.87    44.12      97.51
6.00 - 6.49%                     944   165,208,732      17.62      7.257        641    175,009     80.86    36.18      95.71
6.50 - 6.99%                     960   154,259,210      16.46      7.632        635    160,687     81.67    33.82      91.23
7.00% & Above                  1,462   204,984,875      21.87      8.671        624    140,209     88.07    43.00      82.01
N/A                            1,434   144,676,942      15.43      7.868        641    100,890     82.67    58.04      93.88
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         6,250  $937,411,593     100.00%     7.535%       639   $149,986     82.50%   43.74%     92.25%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Adjustable Rate Mortgage Loans

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:                                       $792,734,651
Number of Mortgage Loans:                                                 4,816
Average Scheduled Principal Balance:                                   $164,604
Weighted Average Gross Coupon:                                            7.474%
Weighted Average Net Coupon: (2)                                          6.964%
Weighted Average Current FICO Score:                                        638
Weighted Average Original LTV Ratio:                                      82.47%
Weighted Average Combined Original LTV Ratio:                             82.47%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning(months):                                           2
Weighted Average Months to Roll: (3)                                         23
Weighted Average Gross Margin: (3)                                         6.47%
Weighted Average Initial Rate Cap: (3)                                     2.99%
Weighted Average Periodic Rate Cap: (3)                                    1.02%
Weighted Average Gross Maximum Lifetime Rate: (3)                         13.52%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

(3)   Represents the weighted average of the adjustable rate mortgage loans.

                    Distribution by Current Principal Balance

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Principal Balance     Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
$50,000 & Below                   31    $1,489,253       0.19%     8.557%       637    $48,040     85.56%   63.86%     67.22%
$50,001 - $75,000                550    35,013,975       4.42      8.106        630     63,662     83.88    63.29      86.58
$75,001 - $100,000               730    64,586,348       8.15      7.807        628     88,474     83.49    58.47      90.02
$100,001 - $125,000              790    88,843,643      11.21      7.613        628    112,460     82.93    55.41      92.25
$125,001 - $150,000              676    92,587,123      11.68      7.584        632    136,963     82.93    49.37      92.57
$150,001 - $200,000              836   145,001,950      18.29      7.458        634    173,447     82.85    44.06      91.82
$200,001 - $250,000              458   102,281,781      12.90      7.393        638    223,323     82.54    37.62      92.74
$250,001 - $300,000              292    79,942,076      10.08      7.267        643    273,774     81.87    32.68      93.22
$300,001 - $350,000              168    54,460,979       6.87      7.305        656    324,172     82.60    18.54      89.18
$350,001 - $400,000              109    40,745,291       5.14      7.167        640    373,810     81.55    28.66      90.90
$400,001 - $450,000               71    30,231,012       3.81      7.233        651    425,789     81.04    19.49      94.46
$450,001 - $500,000               42    20,112,838       2.54      7.283        646    478,877     81.80    28.48      90.59
$500,001 - $550,000               23    12,100,817       1.53      7.399        641    526,122     82.47    17.17      95.70
$550,001 - $600,000               17     9,796,081       1.24      7.148        652    576,240     77.82    29.41     100.00
$600,001 - $650,000               10     6,361,007       0.80      7.166        684    636,101     78.76    30.24     100.00
$650,001 - $700,000                7     4,765,317       0.60      7.532        703    680,760     77.37    14.10     100.00
$700,001 & Above                   6     4,415,159       0.56      7.100        686    735,860     74.22    17.39     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,816  $792,734,651     100.00%     7.474%       638   $164,604     82.47%   41.13%     91.95%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Adjustable Rate Mortgage Loans

                          Distribution by Current Rate

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Rate                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
4.99% & Below                      1      $279,450       0.04%     4.625%       686   $279,450     80.00%  100.00%    100.00%
5.00 - 5.49%                      15     3,349,867       0.42      5.330        678    223,324     80.00    93.04     100.00
5.50 - 5.99%                     144    32,107,976       4.05      5.810        667    222,972     79.31    59.20      97.45
6.00 - 6.49%                     387    76,488,559       9.65      6.277        657    197,645     78.94    47.19      97.79
6.50 - 6.99%                     854   155,263,304      19.59      6.754        644    181,807     79.56    44.10      97.97
7.00 - 7.49%                     964   166,677,097      21.03      7.243        639    172,902     80.73    37.16      95.22
7.50 - 7.99%                     995   154,888,979      19.54      7.731        633    155,667     82.06    32.85      92.03
8.00 - 8.49%                     547    79,101,456       9.98      8.229        622    144,610     83.93    36.85      88.21
8.50 - 8.99%                     470    66,542,063       8.39      8.727        630    141,579     89.83    47.04      75.30
9.00% & Above                    439    58,035,900       7.32      9.555        623    132,200     92.45    44.43      79.22
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,816  $792,734,651     100.00%     7.474%       638   $164,604     82.47%   41.13%     91.95%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Credit Score

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Credit Score                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
740 & Above                      166   $30,171,613       3.81%     7.534%       765   $181,757     85.54%   27.03%     72.02%
720 - 739                        113    22,038,942       2.78      7.351        728    195,035     84.07    24.20      75.33
700 - 719                        205    36,865,105       4.65      7.297        708    179,830     83.42    25.33      78.40
680 - 699                        308    59,223,419       7.47      7.198        689    192,284     83.05    24.11      89.56
660 - 679                        476    86,525,272      10.91      7.161        669    181,776     81.18    27.10      91.05
640 - 659                        666   116,720,186      14.72      7.189        649    175,256     81.54    28.42      92.25
620 - 639                      1,006   164,161,199      20.71      7.412        629    163,182     82.37    34.95      94.65
600 - 619                        719   108,634,677      13.70      7.665        609    151,091     84.38    57.03      95.84
580 - 599                        726   102,105,042      12.88      7.715        589    140,641     81.94    64.93      96.92
560 - 579                        227    34,804,303       4.39      8.185        570    153,323     82.49    66.23      95.45
540 - 559                        121    18,597,475       2.35      8.118        549    153,698     80.58    75.69      95.88
520 - 539                         49     7,469,683       0.94      8.526        531    152,443     78.03    75.94      98.26
500 - 519                         34     5,417,735       0.68      8.374        511    159,345     73.72    71.46      99.02
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,816  $792,734,651     100.00%     7.474%       638   $164,604     82.47%   41.13%     91.95%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by Lien

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Lien                          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
First                          4,816  $792,734,651     100.00%     7.474%       638   $164,604     82.47%   41.13%     91.95%
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,816  $792,734,651     100.00%     7.474%       638   $164,604     82.47%   41.13%     91.95%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                      Distribution by Combined Original LTV

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Combined Original LTV         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                    70   $10,512,296       1.33%     7.340%       610   $150,176     48.68%   22.14%     96.45%
60.01 - 70.00%                    97    21,736,718       2.74      7.385        616    224,090     66.50    28.95      90.01
70.01 - 80.00%                 3,198   528,885,617      66.72      7.108        642    165,380     79.59    37.96      96.73
80.01 - 85.00%                   231    39,493,659       4.98      7.953        612    170,968     84.43    40.65      84.33
85.01 - 90.00%                   484    88,809,782      11.20      8.100        626    183,491     89.65    38.78      80.74
90.01 - 95.00%                   349    53,911,912       6.80      8.659        637    154,475     94.61    49.43      80.41
95.01 - 100.00%                  387    49,384,669       6.23      8.663        660    127,609     99.80    79.98      79.58
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,816  $792,734,651     100.00%     7.474%       638   $164,604     82.47%   41.13%     91.95%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Adjustable Rate Mortgage Loans

                          Distribution by Original LTV

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Original LTV                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                    70   $10,512,296       1.33%     7.340%       610   $150,176     48.68%   22.14%     96.45%
60.01 - 70.00%                    97    21,736,718       2.74      7.385        616    224,090     66.50    28.95      90.01
70.01 - 80.00%                 3,198   528,885,617      66.72      7.108        642    165,380     79.59    37.96      96.73
80.01 - 85.00%                   231    39,493,659       4.98      7.953        612    170,968     84.43    40.65      84.33
85.01 - 90.00%                   484    88,809,782      11.20      8.100        626    183,491     89.65    38.78      80.74
90.01 - 95.00%                   349    53,911,912       6.80      8.659        637    154,475     94.61    49.43      80.41
95.01 - 100.00%                  387    49,384,669       6.23      8.663        660    127,609     99.80    79.98      79.58
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,816  $792,734,651     100.00%     7.474%       638   $164,604     82.47%   41.13%     91.95%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Documentation

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Documentation                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Stated                         1,831  $349,005,359      44.03%     7.491%       652   $190,609     81.49%    0.00%     91.51%
Full                           2,309   326,021,993      41.13      7.412        621    141,196     84.12   100.00      92.12
Alt                              622   108,397,512      13.67      7.518        642    174,273     80.92     0.00      92.79
No Doc                            54     9,309,787       1.17      8.566        691    172,403     79.71     0.00      93.12
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,816  $792,734,651     100.00%     7.474%       638   $164,604     82.47%   41.13%     91.95%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                             Distribution by Purpose

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Purpose                       Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Purchase                       3,336  $525,822,344      66.33%     7.446%       646   $157,621     83.14%   39.24%     90.48%
Cashout Refi                   1,190   220,156,502      27.77      7.565        620    185,005     81.02    43.72      94.52
Rate/term Refi                   290    46,755,806       5.90      7.366        631    161,227     81.77    50.08      96.46
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,816  $792,734,651     100.00%     7.474%       638   $164,604     82.47%   41.13%     91.95%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                            Distribution by Occupancy

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Occupancy                     Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Owner Occupied                 4,385  $728,942,408      91.95%     7.410%       635   $166,235     82.01%   41.20%    100.00%
Investor                         297    40,288,183       5.08      8.436        686    135,650     88.97    48.35       0.00
Second Home                      134    23,504,060       2.96      7.833        650    175,403     85.69    26.47       0.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,816  $792,734,651     100.00%     7.474%       638   $164,604     82.47%   41.13%     91.95%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Adjustable Rate Mortgage Loans

                          Distribution by Property Type

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Property Type                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Single Family                  3,298  $497,703,292      62.78%     7.518%       633   $150,911     82.47%   44.30%     93.28%
PUD                            1,028   199,962,812      25.22      7.271        640    194,516     82.16    39.97      92.44
Condo                            268    42,778,147       5.40      7.797        655    159,620     84.46    31.86      81.56
2 Family                         136    29,339,617       3.70      7.533        661    215,732     82.04    28.24      85.84
3-4 Family                        76    20,419,179       2.58      7.581        672    268,673     81.70    15.76      89.38
Condo Hi-rise                      9     2,435,106       0.31      7.922        660    270,567     84.26    14.71      59.01
Townhouse                          1        96,499       0.01      8.730        571     96,499     95.00   100.00     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,816  $792,734,651     100.00%     7.474%       638   $164,604     82.47%   41.13%     91.95%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by State

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
State                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
FL                               640  $119,113,178      15.03%     7.514%       646   $186,114     83.14%   29.13%     83.05%
GA                               730   108,333,724      13.67      7.503        633    148,402     83.86    51.47      89.85
CA                               137    47,262,239       5.96      6.771        650    344,980     79.24    22.34      95.89
TN                               309    36,304,671       4.58      7.589        627    117,491     82.46    52.15      95.85
VA                               154    34,241,046       4.32      7.394        637    222,344     80.74    38.48      95.69
TX                               276    33,025,399       4.17      7.645        635    119,657     82.75    46.77      94.97
NC                               228    30,081,781       3.79      7.660        633    131,938     84.25    51.58      92.04
MA                               111    29,410,621       3.71      7.234        661    264,961     80.24    20.24      95.42
OH                               234    28,059,591       3.54      7.610        633    119,913     84.85    54.00      92.45
MD                               111    27,628,123       3.49      7.371        649    248,902     80.35    37.26      94.71
Other                          1,886   299,274,280      37.75      7.538        634    158,682     82.39    43.62      93.75
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,816  $792,734,651     100.00%     7.474%       638   $164,604     82.47%   41.13%     91.95%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                               Distribution by Zip

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Zip                           Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
01841                             12    $3,309,896       0.42%     7.165%       678   $275,825     80.00%    8.58%    100.00%
30016                             17     2,590,208       0.33      7.226        636    152,365     81.72    67.93      87.85
30024                              8     2,506,704       0.32      7.221        652    313,338     81.93    41.05     100.00
93536                              7     2,184,768       0.28      6.819        656    312,110     81.40     9.28      84.26
34744                              9     1,914,836       0.24      7.198        639    212,760     84.99    26.57      69.83
30045                             12     1,906,498       0.24      7.871        629    158,875     84.73    39.13     100.00
38654                             12     1,890,355       0.24      7.275        617    157,530     81.40    75.64     100.00
38016                             13     1,872,956       0.24      7.142        638    144,074     82.90    52.00     100.00
06606                              7     1,803,899       0.23      7.382        643    257,700     80.93    11.48     100.00
01843                              8     1,793,100       0.23      6.964        655    224,138     79.98     0.00     100.00
Other                          4,711   770,961,431      97.25      7.482        638    163,651     82.49    41.36      91.89
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,816  $792,734,651     100.00%     7.474%       638   $164,604     82.47%   41.13%     91.95%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Remaining Months To Maturity  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
241 - 360                      4,816  $792,734,651     100.00%     7.474%       638   $164,604     82.47%   41.13%     91.95%
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,816  $792,734,651     100.00%     7.474%       638   $164,604     82.47%   41.13%     91.95%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Adjustable Rate Mortgage Loans

                        Distribution by Amortization Type

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Amortization Type             Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
2 YR ARM                       2,696  $381,707,210      48.15%     7.631%       625   $141,583     83.18%   46.87%     91.62%
2 YR ARM IO                    1,577   319,795,417      40.34      7.265        657    202,787     81.60    31.21      92.42
3 YR ARM IO                      211    39,368,690       4.97      7.472        644    186,581     83.16    53.62      90.58
3 YR ARM                         264    39,260,586       4.95      7.763        606    148,714     82.74    54.72      91.65
5 YR ARM IO                       43     9,042,541       1.14      6.958        664    210,292     79.39    36.93      98.08
5 YR ARM                          25     3,560,207       0.45      7.627        634    142,408     82.14    38.77      89.29
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,816  $792,734,651     100.00%     7.474%       638   $164,604     82.47%   41.13%     91.95%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                      Distribution by Initial Periodic Cap

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Initial Periodic Cap          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
0.51 - 1.00%                       4      $431,070       0.05%     7.887%       652   $107,768     88.31%   73.32%     73.32%
1.01 - 1.50%                      38     5,614,095       0.71      7.192        635    147,739     83.93    51.45      86.40
1.51 - 2.00%                       8     1,390,480       0.18      7.490        648    173,810     78.89    50.95      92.18
2.51 - 3.00%                   4,740   781,188,239      98.54      7.478        638    164,808     82.45    40.91      91.97
3.01 - 3.50%                      13     1,956,352       0.25      7.202        643    150,489     85.27    36.23      97.07
3.51 - 4.00%                       1        67,148       0.01      7.260        691     67,148     80.00     0.00     100.00
4.51 - 5.00%                       3       640,239       0.08      6.515        639    213,413     85.07   100.00     100.00
5.51 - 6.00%                       9     1,447,028       0.18      7.600        629    160,781     85.13    82.48     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,816  $792,734,651     100.00%     7.474%       638   $164,604     82.47%   41.13%     91.95%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Periodic Cap

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Periodic Cap                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
0.51 - 1.00%                   4,649  $764,911,702      96.49%     7.476%       639   $164,533     82.48%   40.55%     91.97%
1.01 - 1.50%                     163    26,870,903       3.39      7.457        612    164,852     82.08    56.81      91.22
1.51 - 2.00%                       4       952,047       0.12      6.406        661    238,012     82.36    59.35     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,816  $792,734,651     100.00%     7.474%       638   $164,604     82.47%   41.13%     91.95%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                      Distribution by Months to Rate Reset

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Months To Rate Reset          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
13 - 24                        4,273  $701,502,628      88.49%     7.464%       639   $164,171     82.46%   39.73%     91.98%
25 - 36                          475    78,629,276       9.92      7.617        625    165,535     82.95    54.17      91.11
49 & Above                        68    12,602,748       1.59      7.147        655    185,335     80.17    37.45      95.60
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,816  $792,734,651     100.00%     7.474%       638   $164,604     82.47%   41.13%     91.95%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Adjustable Rate Mortgage Loans

                        Distribution by Life Maximum Rate

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Life Maximum Rate             Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
11.99% & Below                   154   $33,355,747       4.21%     5.788%       669   $216,596     79.25%   61.60%     98.58%
12.00 - 12.49%                   362    69,581,990       8.78      6.266        656    192,215     78.91    47.50      97.69
12.50 - 12.99%                   829   152,006,984      19.18      6.732        646    183,362     79.65    43.74      97.87
13.00 - 13.49%                   933   163,162,399      20.58      7.209        640    174,879     80.68    37.22      95.70
13.50 - 13.99%                   989   155,796,484      19.65      7.676        635    157,529     81.79    33.51      92.10
14.00 - 14.49%                   568    82,397,116      10.39      8.146        623    145,065     83.57    37.76      88.17
14.50 - 14.99%                   502    71,425,066       9.01      8.630        628    142,281     89.41    46.31      77.26
15.00 - 15.49%                   232    32,825,142       4.14      9.097        616    141,488     90.76    46.21      78.29
15.50 - 15.99%                   173    23,287,941       2.94      9.599        627    134,612     92.96    41.98      78.73
16.00% & Above                    74     8,895,783       1.12     10.225        609    120,213     91.29    43.40      88.02
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,816  $792,734,651     100.00%     7.474%       638   $164,604     82.47%   41.13%     91.95%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                             Distribution by Margin

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Margin                        Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
4.99% & Below                    255   $49,327,297       6.22%     6.289%       663   $193,440     79.56%   57.85%     98.05%
5.00 - 5.49%                     350    65,219,486       8.23      6.342        655    186,341     79.19    45.35      97.66
5.50 - 5.99%                     845   153,735,053      19.39      6.816        642    181,935     79.87    44.12      97.51
6.00 - 6.49%                     944   165,208,732      20.84      7.257        641    175,009     80.86    36.18      95.71
6.50 - 6.99%                     960   154,259,210      19.46      7.632        635    160,687     81.67    33.82      91.23
7.00% & Above                  1,462   204,984,875      25.86      8.671        624    140,209     88.07    43.00      82.01
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,816  $792,734,651     100.00%     7.474%       638   $164,604     82.47%   41.13%     91.95%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Fixed Rate Mortgage Loans

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:                                       $144,676,942
Number of Mortgage Loans:                                                 1,434
Average Scheduled Principal Balance:                                   $100,890
Weighted Average Gross Coupon:                                            7.868%
Weighted Average Net Coupon: (2)                                          7.358%
Weighted Average Current FICO Score:                                        641
Weighted Average Original LTV Ratio:                                      72.45%
Weighted Average Combined Original LTV Ratio:                             82.67%
Weighted Average Stated Remaining Term (months):                            332
Weighted Average Seasoning(months):                                           2

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

                    Distribution by Current Principal Balance

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Principal Balance     Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
$50,000 & Below                  413   $11,840,400       8.18%    10.336%       642    $28,669     96.62%   62.37%     94.38%
$50,001 - $75,000                228    14,374,488       9.94      8.803        642     63,046     84.50    56.23      86.90
$75,001 - $100,000               225    20,056,514      13.86      8.208        636     89,140     81.96    60.61      91.85
$100,001 - $125,000              168    18,813,176      13.00      7.778        640    111,983     82.22    58.35      91.12
$125,001 - $150,000              135    18,554,473      12.82      7.571        640    137,441     80.93    59.96      95.53
$150,001 - $200,000              125    21,895,603      15.13      7.312        640    175,165     80.21    56.94      94.64
$200,001 - $250,000               69    15,452,217      10.68      7.248        637    223,945     81.99    44.36      95.54
$250,001 - $300,000               36     9,951,829       6.88      6.924        643    276,440     81.71    69.35     100.00
$300,001 - $350,000               16     5,091,579       3.52      7.168        652    318,224     77.96    43.87      93.87
$350,001 - $400,000                6     2,254,231       1.56      6.547        652    375,705     81.59    83.10     100.00
$400,001 - $450,000                7     2,973,206       2.06      6.991        641    424,744     75.89    57.09     100.00
$450,001 - $500,000                2       993,622       0.69      6.624        695    496,811     90.00   100.00     100.00
$500,001 - $550,000                1       519,151       0.36      9.375        626    519,151     80.00     0.00     100.00
$550,001 - $600,000                1       574,031       0.40      6.875        625    574,031     76.67   100.00     100.00
$600,001 - $650,000                1       649,423       0.45      6.600        654    649,423     56.52   100.00     100.00
$650,001 - $700,000                1       683,000       0.47      7.775        707    683,000     79.98     0.00     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,434  $144,676,942     100.00%     7.868%       641   $100,890     82.67%   58.04%     93.88%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Fixed Rate Mortgage Loans

                          Distribution by Current Rate

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Rate                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
5.00 - 5.49%                       7    $1,347,441       0.93%     5.327%       707   $192,492     72.08%   83.62%    100.00%
5.50 - 5.99%                      30     5,031,023       3.48      5.871        671    167,701     72.47    69.03     100.00
6.00 - 6.49%                      60    11,120,365       7.69      6.233        668    185,339     78.33    80.11      96.60
6.50 - 6.99%                     171    27,080,183      18.72      6.768        647    158,364     77.24    62.21      98.52
7.00 - 7.49%                     163    23,642,106      16.34      7.244        636    145,044     79.44    57.72      97.32
7.50 - 7.99%                     191    25,026,466      17.30      7.737        633    131,029     80.58    57.86      90.90
8.00 - 8.49%                     157    14,737,276      10.19      8.238        629     93,868     83.63    50.26      87.42
8.50 - 8.99%                     135    11,116,188       7.68      8.738        625     82,342     85.69    50.05      85.62
9.00% & Above                    520    25,575,893      17.68     10.386        640     49,184     96.02    48.95      93.29
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,434  $144,676,942     100.00%     7.868%       641   $100,890     82.67%   58.04%     93.88%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Credit Score

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Credit Score                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
740 & Above                       65    $5,401,171       3.73%     7.673%       761    $83,095     83.75%   52.32%     74.94%
720 - 739                         34     2,709,057       1.87      7.765        730     79,678     86.42    37.28      79.20
700 - 719                         64     8,198,425       5.67      7.225        708    128,100     85.91    59.29      95.60
680 - 699                        104    11,176,323       7.73      7.545        689    107,465     84.32    44.50      90.66
660 - 679                        154    15,262,835      10.55      7.875        669     99,109     84.33    42.49      93.53
640 - 659                        242    26,395,655      18.24      7.710        649    109,073     82.74    52.82      93.17
620 - 639                        289    29,325,520      20.27      8.028        629    101,472     83.35    51.89      93.48
600 - 619                        193    20,948,037      14.48      7.796        609    108,539     82.05    71.28      99.36
580 - 599                        205    15,884,837      10.98      8.292        589     77,487     81.14    76.65      97.88
560 - 579                         48     5,322,521       3.68      8.274        571    110,886     75.80    69.94      95.82
540 - 559                         25     2,802,282       1.94      8.311        550    112,091     72.46    91.88      94.97
520 - 539                          7       923,705       0.64      8.325        529    131,958     77.06   100.00     100.00
500 - 519                          4       326,573       0.23      9.710        509     81,643     80.00   100.00     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,434  $144,676,942     100.00%     7.868%       641   $100,890     82.67%   58.04%     93.88%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by Lien

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Lien                          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
First                            946  $126,172,328      87.21%     7.470%       639   $133,375     80.20%   59.36%     93.51%
Second                           488    18,504,614      12.79     10.587        655     37,919     99.46    49.03      96.35
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,434  $144,676,942     100.00%     7.868%       641   $100,890     82.67%   58.04%     93.88%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                      Distribution by Combined Original LTV

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Combined Original LTV         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                    57    $6,569,923       4.54%     7.094%       631   $115,262     49.05%   54.65%     91.15%
60.01 - 70.00%                    73    10,021,367       6.93      6.955        624    137,279     65.67    62.32      89.15
70.01 - 80.00%                   519    71,370,300      49.33      7.290        640    137,515     79.00    53.10      95.17
80.01 - 85.00%                    60     7,894,051       5.46      7.645        633    131,568     84.03    71.41      85.97
85.01 - 90.00%                   116    14,469,635      10.00      7.931        640    124,738     89.43    62.69      90.25
90.01 - 95.00%                    77     8,234,007       5.69      8.401        639    106,935     94.30    62.58      93.84
95.01 - 100.00%                  532    26,117,658      18.05      9.860        656     49,093     99.84    62.71      97.26
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,434  $144,676,942     100.00%     7.868%       641   $100,890     82.67%   58.04%     93.88%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Fixed Rate Mortgage Loans

                          Distribution by Original LTV

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Original LTV                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                   545   $25,074,537      17.33%     9.672%       648    $46,008     86.26%   50.50%     94.99%
60.01 - 70.00%                    73    10,021,367       6.93      6.955        624    137,279     65.67    62.32      89.15
70.01 - 80.00%                   518    71,356,507      49.32      7.289        640    137,754     79.00    53.09      95.17
80.01 - 85.00%                    59     7,877,184       5.44      7.641        633    133,512     84.03    71.35      85.94
85.01 - 90.00%                   108    14,114,279       9.76      7.866        639    130,688     89.42    63.19      90.33
90.01 - 95.00%                    54     7,430,150       5.14      8.189        637    137,595     94.32    63.70      96.00
95.01 - 100.00%                   77     8,802,917       6.08      8.402        659    114,324     99.65    89.85      96.65
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,434  $144,676,942     100.00%     7.868%       641   $100,890     82.67%   58.04%     93.88%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Documentation

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Documentation                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Full                             857   $83,971,057      58.04%     7.689%       633    $97,983     83.17%  100.00%     95.67%
Stated                           425    40,634,830      28.09      8.449        654     95,611     83.22     0.00      89.10
Alt                              148    19,627,616      13.57      7.415        647    132,619     79.38     0.00      96.62
No Doc                             4       443,439       0.31      8.793        709    110,860     81.84     0.00      70.48
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,434  $144,676,942     100.00%     7.868%       641   $100,890     82.67%   58.04%     93.88%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                             Distribution by Purpose

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Purpose                       Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Cashout Refi                     536   $67,705,554      46.80%     7.568%       636   $126,316     79.95%   65.00%     92.48%
Purchase                         741    60,467,113      41.79      8.333        647     81,602     86.10    47.51      94.83
Rate/term Refi                   157    16,504,274      11.41      7.398        638    105,123     81.25    68.07      96.13
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,434  $144,676,942     100.00%     7.868%       641   $100,890     82.67%   58.04%     93.88%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                            Distribution by Occupancy

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Occupancy                     Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Owner Occupied                 1,334  $135,818,433      93.88%     7.841%       639   $101,813     82.84%   59.15%    100.00%
Investor                          70     6,498,782       4.49      8.284        671     92,840     79.47    40.60       0.00
Second Home                       30     2,359,727       1.63      8.307        668     78,658     81.28    42.14       0.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,434  $144,676,942     100.00%     7.868%       641   $100,890     82.67%   58.04%     93.88%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Fixed Rate Mortgage Loans

                          Distribution by Property Type

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Property Type                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Single Family                  1,100  $107,144,285      74.06%     7.856%       639    $97,404     82.96%   61.04%     95.31%
PUD                              232    27,541,031      19.04      7.743        642    118,711     81.47    54.44      95.64
Condo                             50     4,260,632       2.94      8.121        661     85,213     84.81    45.27      89.85
2 Family                          37     3,375,955       2.33      8.535        656     91,242     83.26    41.69      61.24
3-4 Family                        12     2,093,111       1.45      8.205        662    174,426     79.46    10.09      62.37
Condo Hi-rise                      2       153,695       0.11     12.032        658     76,848     99.99    21.27     100.00
Townhouse                          1       108,232       0.07      8.550        665    108,232     30.19     0.00       0.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,434  $144,676,942     100.00%     7.868%       641   $100,890     82.67%   58.04%     93.88%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by State

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
State                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
FL                               201   $26,513,857      18.33%     7.408%       644   $131,910     78.15%   52.46%     93.83%
GA                               197    18,600,497      12.86      8.011        640     94,419     84.50    51.91      91.56
TX                               103     9,738,215       6.73      7.789        633     94,546     81.01    46.91      93.56
TN                               114     8,343,989       5.77      7.912        632     73,193     84.97    45.01      96.57
VA                                60     7,565,150       5.23      7.190        646    126,086     78.66    89.57      93.17
CA                                51     7,442,155       5.14      8.169        643    145,925     82.19    51.31      99.32
OH                                63     5,372,936       3.71      7.864        632     85,285     86.35    73.15      96.67
NC                                65     4,975,370       3.44      8.420        642     76,544     85.00    52.54      84.34
SC                                50     4,532,058       3.13      8.243        630     90,641     83.46    60.91      87.89
AL                                51     4,343,774       3.00      8.101        634     85,172     82.63    63.58      93.51
Other                            479    47,248,941      32.66      8.026        644     98,641     84.40    62.27      94.96
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,434  $144,676,942     100.00%     7.868%       641   $100,890     82.67%   58.04%     93.88%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                               Distribution by Zip

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Zip                           Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
55436                              1      $683,000       0.47%     7.775%       707   $683,000     79.98%    0.00%    100.00%
91006                              1       649,423       0.45      6.600        654    649,423     56.52   100.00     100.00
81147                              3       613,829       0.42      7.266        680    204,610     85.49   100.00     100.00
30043                              5       598,437       0.41      7.998        677    119,687     83.51    22.18     100.00
22310                              1       574,031       0.40      6.875        625    574,031     76.67   100.00     100.00
30045                              5       571,531       0.40      6.970        652    114,306     78.87    77.22     100.00
32174                              2       541,151       0.37      7.152        633    270,575     72.57   100.00     100.00
06114                              3       539,968       0.37      7.814        656    179,989     73.98     0.00      39.83
19061                              1       519,151       0.36      9.375        626    519,151     80.00     0.00     100.00
78660                              4       509,033       0.35      7.298        635    127,258     78.79    78.40     100.00
Other                          1,408   138,877,389      95.99      7.884        640     98,635     82.92    58.05      93.86
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,434  $144,676,942     100.00%     7.868%       641   $100,890     82.67%   58.04%     93.88%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Fixed Rate Mortgage Loans

                  Distribution by Remaining Months to Maturity

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Remaining Months To Maturity  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1 - 180                          437   $19,532,592      13.50%     9.833%       655    $44,697     93.12%   52.23%     94.58%
181 - 240                         16     1,408,645       0.97      7.615        646     88,040     85.29    79.22     100.00
241 - 360                        981   123,735,705      85.53      7.561        639    126,132     80.99    58.72      93.70
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,434  $144,676,942     100.00%     7.868%       641   $100,890     82.67%   58.04%     93.88%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                        Distribution by Amortization Type

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Amortization Type             Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Fixed                            953  $112,987,441      78.10%     7.574%       638   $118,560     80.75%   60.51%     93.36%
FIXED IO                         105    14,525,794      10.04      7.850        656    138,341     83.03    46.06      96.19
FIXED 15/30 BLN                  354    13,311,444       9.20     10.577        655     37,603     99.45    50.07      95.38
FIXED 30/40 BLN                   22     3,852,262       2.66      7.197        636    175,103     79.50    58.24      95.07
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,434  $144,676,942     100.00%     7.868%       641   $100,890     82.67%   58.04%     93.88%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group I Mortgage Loans

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:                                       $542,395,862
Number of Mortgage Loans:                                                 4,248
Average Scheduled Principal Balance:                                   $127,683
Weighted Average Gross Coupon:                                            7.593%
Weighted Average Net Coupon: (2)                                          7.083%
Weighted Average Current FICO Score:                                        636
Weighted Average Original LTV Ratio:                                      81.20%
Weighted Average Combined Original LTV Ratio:                             82.55%
Weighted Average Stated Remaining Term (months):                            355
Weighted Average Seasoning(months):                                           2
Weighted Average Months to Roll: (3)                                         23
Weighted Average Gross Margin: (3)                                         6.52%
Weighted Average Initial Rate Cap: (3)                                     3.00%
Weighted Average Periodic Rate Cap: (3)                                    1.02%
Weighted Average Gross Maximum Lifetime Rate: (3)                         13.57%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

(3)   Represents the weighted average of the adjustable rate mortgage loans.

                    Distribution by Current Principal Balance

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Principal Balance     Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
$50,000 & Below                  295    $8,657,004       1.60%    10.095%       644    $29,346     95.19%   55.17%     88.40%
$50,001 - $75,000                627    39,827,932       7.34      8.176        636     63,521     83.55    58.25      84.97
$75,001 - $100,000               773    68,599,659      12.65      7.824        632     88,745     82.97    55.47      88.99
$100,001 - $125,000              745    83,707,915      15.43      7.613        631    112,360     82.64    54.34      91.10
$125,001 - $150,000              584    80,083,759      14.76      7.554        633    137,130     82.41    49.93      90.88
$150,001 - $200,000              629   108,808,307      20.06      7.441        636    172,986     82.46    44.42      88.50
$200,001 - $250,000              327    73,092,235      13.48      7.365        638    223,524     82.07    40.21      88.90
$250,001 - $300,000              168    46,053,966       8.49      7.253        637    274,131     81.11    35.58      90.02
$300,001 - $350,000               80    25,936,663       4.78      7.305        658    324,208     81.39     3.85      83.60
$350,001 - $400,000               16     5,776,565       1.07      7.179        646    361,035     77.21     6.30      75.41
$400,001 & Above                   4     1,851,858       0.34      7.318        645    462,964     81.38     0.00     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,248  $542,395,862     100.00%     7.593%       636   $127,683     82.55%   45.53%     88.90%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group I Mortgage Loans

                          Distribution by Current Rate

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Rate                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
5.00 - 5.49%                      15    $3,009,603       0.55%     5.308%       693   $200,640     78.99%   84.92%    100.00%
5.50 - 5.99%                      97    17,188,605       3.17      5.807        667    177,202     78.64    69.14      95.24
6.00 - 6.49%                     282    45,030,966       8.30      6.284        654    159,684     78.47    56.23      96.21
6.50 - 6.99%                     674    99,582,996      18.36      6.762        641    147,749     78.84    51.13      97.81
7.00 - 7.49%                     764   109,253,895      20.14      7.242        635    143,002     80.57    41.97      93.01
7.50 - 7.99%                     838   107,872,266      19.89      7.739        631    128,726     81.56    39.32      87.95
8.00 - 8.49%                     534    60,959,009      11.24      8.234        622    114,155     83.97    39.36      85.16
8.50 - 8.99%                     438    50,790,801       9.36      8.725        630    115,961     89.02    46.13      71.98
9.00% & Above                    606    48,707,722       8.98      9.756        631     80,376     93.62    42.29      76.23
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,248  $542,395,862     100.00%     7.593%       636   $127,683     82.55%   45.53%     88.90%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Credit Score

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Credit Score                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
740 & Above                      166   $20,165,185       3.72%     7.638%       764   $121,477     85.81%   36.90%     59.25%
720 - 739                        101    13,436,795       2.48      7.531        728    133,038     86.34    29.98      63.23
700 - 719                        177    23,346,113       4.30      7.440        708    131,899     85.63    37.70      68.35
680 - 699                        252    34,155,575       6.30      7.329        689    135,538     83.76    34.70      84.10
660 - 679                        408    52,955,841       9.76      7.303        669    129,794     81.40    33.90      86.16
640 - 659                        604    81,917,668      15.10      7.345        648    135,625     82.20    36.85      87.99
620 - 639                        891   113,012,980      20.84      7.563        629    126,838     82.63    38.01      91.92
600 - 619                        665    84,291,424      15.54      7.720        609    126,754     83.78    57.69      95.39
580 - 599                        673    76,780,632      14.16      7.777        589    114,087     81.23    64.77      97.64
560 - 579                        175    23,910,807       4.41      8.148        570    136,633     79.89    56.34      93.08
540 - 559                         92    12,205,094       2.25      8.204        549    132,664     78.70    67.13      96.43
520 - 539                         30     4,266,552       0.79      8.705        530    142,218     76.77    57.87      96.96
500 - 519                         14     1,951,197       0.36      8.223        508    139,371     73.84    65.23     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,248  $542,395,862     100.00%     7.593%       636   $127,683     82.55%   45.53%     88.90%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by Lien

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Lien                          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1                              3,959  $533,233,936      98.31%     7.541%       636   $134,689     82.26%   45.50%     88.81%
2                                289     9,161,927       1.69     10.624        652     31,702     99.49    47.55      94.20
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,248  $542,395,862     100.00%     7.593%       636   $127,683     82.55%   45.53%     88.90%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                      Distribution by Combined Original LTV

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Combined Original LTV         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                    97   $12,641,471       2.33%     7.414%       616   $130,324     48.64%   20.62%     93.70%
60.01 - 70.00%                   110    17,686,691       3.26      7.267        612    160,788     65.98    34.09      84.81
70.01 - 80.00%                 2,533   339,319,851      62.56      7.177        637    133,960     79.56    44.17      94.80
80.01 - 85.00%                   205    28,585,012       5.27      7.979        614    139,439     84.31    43.20      78.58
85.01 - 90.00%                   399    58,849,201      10.85      8.170        630    147,492     89.58    36.83      75.49
90.01 - 95.00%                   283    37,562,797       6.93      8.561        641    132,731     94.52    46.82      74.36
95.01 - 100.00%                  621    47,750,840       8.80      9.013        658     76,893     99.81    77.15      81.36
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,248  $542,395,862     100.00%     7.593%       636   $127,683     82.55%   45.53%     88.90%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group I Mortgage Loans

                          Distribution by Original LTV

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Original LTV                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                   386   $21,803,398       4.02%     8.763%       631    $56,485     70.01%   31.94%     93.91%
60.01 - 70.00%                   110    17,686,691       3.26      7.267        612    160,788     65.98    34.09      84.81
70.01 - 80.00%                 2,533   339,319,851      62.56      7.177        637    133,960     79.56    44.17      94.80
80.01 - 85.00%                   205    28,585,012       5.27      7.979        614    139,439     84.31    43.20      78.58
85.01 - 90.00%                   396    58,659,861      10.81      8.162        630    148,131     89.57    36.90      75.48
90.01 - 95.00%                   269    37,182,282       6.86      8.540        641    138,224     94.51    46.90      74.40
95.01 - 100.00%                  349    39,158,767       7.22      8.662        660    112,203     99.78    83.41      78.23
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,248  $542,395,862     100.00%     7.593%       636   $127,683     82.55%   45.53%     88.90%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Documentation

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Documentation                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Full                           2,139  $246,970,168      45.53%     7.481%       626   $115,461     84.20%  100.00%     90.98%
Stated                         1,505   210,067,571      38.73      7.760        647    139,580     81.40     0.00      85.57
Alt                              574    80,706,797      14.88      7.452        636    140,604     80.94     0.00      91.04
No Doc                            30     4,651,326       0.86      8.445        687    155,044     74.74     0.00      91.79
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,248  $542,395,862     100.00%     7.593%       636   $127,683     82.55%   45.53%     88.90%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                             Distribution by Purpose

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Purpose                       Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Purchase                       2,593  $299,266,220      55.17%     7.612%       644   $115,413     83.84%   48.41%     85.17%
Cashout Refi                   1,288   193,437,624      35.66      7.618        625    150,184     80.77    40.67      92.94
Rate/term Refi                   367    49,692,018       9.16      7.381        632    135,401     81.70    47.16      95.63
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,248  $542,395,862     100.00%     7.593%       636   $127,683     82.55%   45.53%     88.90%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                            Distribution by Occupancy

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Occupancy                     Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Owner Occupied                 3,778  $482,200,323      88.90%     7.514%       631   $127,634     82.02%   46.60%    100.00%
Investor                         330    40,067,158       7.39      8.443        683    121,416     87.54    42.82       0.00
Second Home                      140    20,128,382       3.71      7.801        655    143,774     85.32    25.39       0.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,248  $542,395,862     100.00%     7.593%       636   $127,683     82.55%   45.53%     88.90%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group I Mortgage Loans

                          Distribution by Property Type

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Property Type                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Single Family                  3,072  $365,995,326      67.48%     7.640%       633   $119,139     82.64%   47.88%     91.40%
PUD                              783   117,666,800      21.69      7.346        636    150,277     82.12    45.62      87.11
Condo                            220    28,078,907       5.18      7.893        651    127,631     84.61    39.64      76.79
2 Family                         121    19,088,003       3.52      7.700        653    157,752     81.33    29.71      77.53
3-4 Family                        46    10,431,882       1.92      7.624        663    226,780     80.39     8.15      79.84
Condo Hi-rise                      6     1,134,945       0.21      8.418        649    189,158     85.80    34.45      45.11
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,248  $542,395,862     100.00%     7.593%       636   $127,683     82.55%   45.53%     88.90%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by State

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
State                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
GA                               706   $88,353,578      16.29%     7.550%       634   $125,147     83.69%   52.82%     88.65%
FL                               511    79,130,409      14.59      7.571        642    154,854     81.69    33.16      76.09
TN                               324    29,878,063       5.51      7.707        628     92,216     83.07    54.92      94.68
NC                               239    25,425,216       4.69      7.792        636    106,382     84.65    53.36      89.10
OH                               235    24,652,649       4.55      7.651        632    104,905     84.69    59.09      90.68
TX                               231    23,064,253       4.25      7.791        632     99,845     82.48    49.26      91.97
VA                               119    18,902,754       3.49      7.349        643    158,847     79.56    38.52      91.26
CO                               116    18,710,767       3.45      7.057        637    161,300     82.38    52.87      97.06
SC                               162    18,188,106       3.35      7.785        634    112,272     83.45    50.93      81.01
MD                                91    17,791,566       3.28      7.468        643    195,512     80.87    41.45      93.31
Other                          1,514   198,298,501      36.56      7.615        636    130,977     82.15    42.54      91.98
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,248  $542,395,862     100.00%     7.593%       636   $127,683     82.55%   45.53%     88.90%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                               Distribution by Zip

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Zip                           Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
01841                              9    $2,302,400       0.42%     7.070%       664   $255,822     80.00%   12.33%    100.00%
30016                             18     1,838,686       0.34      7.362        649    102,149     82.80    52.32      82.88
01843                              9     1,836,563       0.34      7.042        655    204,063     80.34     0.00     100.00
30017                              9     1,613,316       0.30      7.007        641    179,257     79.69    50.21      81.75
30349                             14     1,577,197       0.29      7.623        627    112,657     83.19    66.98      92.35
30045                             10     1,512,037       0.28      7.352        647    151,204     80.95    43.74     100.00
30043                             11     1,481,671       0.27      7.985        658    134,697     83.77    40.93      87.19
38016                             12     1,429,159       0.26      7.177        637    119,097     84.60    59.62     100.00
30253                             11     1,395,462       0.26      7.085        621    126,860     80.36    61.14      66.74
30213                              9     1,394,232       0.26      7.143        662    154,915     83.95    29.50     100.00
Other                          4,136   526,015,139      96.98      7.603        636    127,180     82.57    45.72      88.82
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,248  $542,395,862     100.00%     7.593%       636   $127,683     82.55%   45.53%     88.90%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Remaining Months To Maturity  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1 - 180                          233    $8,296,580       1.53%    10.222%       655    $35,608     95.01%   38.78%     90.87%
181 - 240                          6       453,732       0.08      8.020        649     75,622     91.02    55.43     100.00
241 - 360                      4,009   533,645,550      98.39      7.552        636    133,112     82.35    45.63      88.86
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,248  $542,395,862     100.00%     7.593%       636   $127,683     82.55%   45.53%     88.90%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group I Mortgage Loans

                        Distribution by Amortization Type

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Amortization Type             Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
2 YR ARM                       1,976  $242,613,917      44.73%     7.668%       624   $122,780     83.11%   48.00%     88.92%
2 YR ARM IO                    1,036   167,900,362      30.96      7.325        653    162,066     82.12    39.56      88.06
3 YR ARM                         161    21,346,330       3.94      7.790        606    132,586     81.71    43.47      89.36
3 YR ARM IO                      152    24,208,810       4.46      7.518        639    159,268     83.30    61.84      88.09
5 YR ARM                          18     2,479,816       0.46      7.312        636    137,768     81.03    34.42      89.37
5 YR ARM IO                       30     5,114,348       0.94      6.892        665    170,478     80.98    46.31      96.61
Fixed                            590    60,755,907      11.20      7.773        637    102,976     80.02    45.20      89.35
FIXED 15/30 BLN                  190     5,968,149       1.10     10.598        656     31,411     99.32    45.66      92.11
FIXED 30/40 BLN                   16     2,131,146       0.39      7.040        647    133,197     82.16    60.77      91.09
FIXED IO                          79     9,877,078       1.82      7.697        653    125,026     82.81    51.84      94.40
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,248  $542,395,862     100.00%     7.593%       636   $127,683     82.55%   45.53%     88.90%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                      Distribution by Initial Periodic Cap

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Initial Periodic Cap          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
0.51 - 1.00%                       1      $115,000       0.02%     9.700%       757   $115,000    100.00%    0.00%      0.00%
1.01 - 1.50%                      19     2,354,945       0.43      7.746        656    123,944     86.46    31.73      67.57
1.51 - 2.00%                       1       334,000       0.06      6.250        647    334,000     63.62     0.00     100.00
2.51 - 3.00%                   3,333   458,136,406      84.47      7.533        635    137,455     82.65    45.36      88.74
3.01 - 3.50%                       9       887,647       0.16      7.504        624     98,627     80.64    24.99      93.54
3.51 - 4.00%                       1        67,148       0.01      7.260        691     67,148     80.00     0.00     100.00
4.51 - 5.00%                       3       640,239       0.12      6.515        639    213,413     85.07   100.00     100.00
5.51 - 6.00%                       6     1,128,199       0.21      7.267        640    188,033     84.03    84.49     100.00
N/A                              875    78,732,279      14.52      7.958        641     89,980     81.89    46.49      90.24
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,248  $542,395,862     100.00%     7.593%       636   $127,683     82.55%   45.53%     88.90%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Periodic Cap

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Periodic Cap                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1.00%                          3,274  $449,175,224      82.81%     7.530%       636   $137,195     82.65%   45.53%     88.71%
1.50%                             96    13,876,313       2.56      7.596        616    144,545     83.04    40.54      86.96
2.00%                              3       612,047       0.11      6.700        664    204,016     83.68    36.76     100.00
N/A                              875    78,732,279      14.52      7.958        641     89,980     81.89    46.49      90.24
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,248  $542,395,862     100.00%     7.593%       636   $127,683     82.55%   45.53%     88.90%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                      Distribution by Months to Rate Reset

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Months To Rate Reset          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
13 - 24                        3,012  $410,514,279      75.69%     7.528%       636   $136,293     82.70%   44.55%     88.57%
25 - 36                          313    45,555,140       8.40      7.646        624    145,544     82.56    53.23      88.69
49 & Above                        48     7,594,165       1.40      7.029        655    158,212     80.99    42.43      94.25
N/A                              875    78,732,279      14.52      7.958        641     89,980     81.89    46.49      90.24
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,248  $542,395,862     100.00%     7.593%       636   $127,683     82.55%   45.53%     88.90%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group I Mortgage Loans

                        Distribution by Life Maximum Rate

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Life Maximum Rate             Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
0.00 - 11.99%                    100   $17,578,800       3.24%     5.771%       668   $175,788     79.29%   72.63%     97.30%
12.00 - 12.49%                   244    38,566,788       7.11      6.291        653    158,061     79.06    57.79      95.84
12.50 - 12.99%                   557    83,678,002      15.43      6.750        642    150,230     79.24    51.48      97.44
13.00 - 13.49%                   644    92,756,063      17.10      7.222        635    144,031     80.82    41.86      93.29
13.50 - 13.99%                   703    92,290,086      17.02      7.693        632    131,280     81.80    37.92      88.23
14.00 - 14.49%                   427    53,123,873       9.79      8.163        621    124,412     83.92    38.80      85.88
14.50 - 14.99%                   378    47,191,972       8.70      8.631        628    124,846     89.43    47.33      72.85
15.00 - 15.49%                   176    22,025,318       4.06      9.122        621    125,144     91.21    44.24      71.60
15.50 - 15.99%                   108    12,405,195       2.29      9.627        633    114,863     92.91    33.20      70.82
16.00% & Above                    36     4,047,488       0.75     10.324        601    112,430     91.08    39.49      74.97
N/A                              875    78,732,279      14.52      7.958        641     89,980     81.89    46.49      90.24
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,248  $542,395,862     100.00%     7.593%       636   $127,683     82.55%   45.53%     88.90%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                             Distribution by Margin

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Margin                        Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
0.00 - 4.99%                     174   $28,394,355       5.23%     6.256%       660   $163,186     79.55%   66.52%     97.03%
5.00 - 5.49%                     238    36,481,561       6.73      6.341        651    153,284     79.38    54.51      95.82
5.50 - 5.99%                     553    82,363,667      15.19      6.811        644    148,940     79.65    50.32      97.11
6.00 - 6.49%                     649    93,752,256      17.28      7.265        634    144,456     80.81    41.04      93.49
6.50 - 6.99%                     681    90,003,764      16.59      7.696        629    132,164     81.64    37.96      88.45
7.00 - 7.49%                     396    48,171,105       8.88      8.172        621    121,644     84.15    41.13      84.97
7.50 - 7.99%                     337    42,465,995       7.83      8.595        630    126,012     89.00    47.24      71.73
8.00 - 8.49%                     181    22,222,308       4.10      9.075        619    122,775     92.24    48.43      77.84
8.50 - 8.99%                     129    15,246,306       2.81      9.450        630    118,188     91.01    32.43      63.42
9.00 - 9.49%                      29     3,869,375       0.71      9.486        619    133,427     90.42    40.44      68.73
9.50% & Above                      6       692,893       0.13     10.266        630    115,482     97.83    53.97      55.12
N/A                              875    78,732,279      14.52      7.958        641     89,980     81.89    46.49      90.24
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         4,248  $542,395,862     100.00%     7.593%       636   $127,683     82.55%   45.53%     88.90%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group I Adjustable Rate Mortgage Loans

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:                                       $463,663,584
Number of Mortgage Loans:                                                 3,373
Average Scheduled Principal Balance:                                   $137,463
Weighted Average Gross Coupon:                                            7.531%
Weighted Average Net Coupon: (2)                                          7.021%
Weighted Average Current FICO Score:                                        635
Weighted Average Original LTV Ratio:                                      82.66%
Weighted Average Combined Original LTV Ratio:                             82.66%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning(months):                                           2
Weighted Average Months to Roll: (3)                                         23
Weighted Average Gross Margin: (3)                                         6.52%
Weighted Average Initial Rate Cap: (3)                                     3.00%
Weighted Average Periodic Rate Cap: (3)                                    1.02%
Weighted Average Gross Maximum Lifetime Rate: (3)                         13.57%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

(3)   Represents the weighted average of the adjustable rate mortgage loans.

                    Distribution by Current Principal Balance

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Principal Balance     Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
$50,000 & Below                   23    $1,131,630       0.24%     8.516%       649    $49,201     85.80%   56.54%     60.39%
$50,001 - $75,000                476    30,321,680       6.54      8.039        633     63,701     83.79    60.99      85.78
$75,001 - $100,000               632    55,972,949      12.07      7.761        631     88,565     83.38    56.23      88.93
$100,001 - $125,000              638    71,771,332      15.48      7.596        630    112,494     82.87    54.85      91.32
$125,001 - $150,000              512    70,187,916      15.14      7.545        632    137,086     82.80    50.80      90.60
$150,001 - $200,000              558    96,306,160      20.77      7.454        636    172,592     83.05    44.66      88.23
$200,001 - $250,000              284    63,551,607      13.71      7.404        637    223,773     82.28    42.12      88.31
$250,001 - $300,000              155    42,480,161       9.16      7.255        637    274,066     81.25    32.81      89.18
$300,001 - $350,000               75    24,311,725       5.24      7.313        659    324,156     81.73     2.70      83.79
$350,001 - $400,000               16     5,776,565       1.25      7.179        646    361,035     77.21     6.30      75.41
$400,001 & Above                   4     1,851,858       0.40      7.318        645    462,964     81.38     0.00     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         3,373  $463,663,584     100.00%     7.531%       635   $137,463     82.66%   45.37%     88.67%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group I Adjustable Rate Mortgage Loans

                          Distribution by Current Rate

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Rate                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
5.00 - 5.49%                      12    $2,384,746       0.51%     5.314%       698   $198,729     78.27%   90.22%    100.00%
5.50 - 5.99%                      87    15,264,905       3.29      5.799        667    175,459     79.56    71.77      94.64
6.00 - 6.49%                     251    40,395,385       8.71      6.285        651    160,938     78.90    55.28      96.54
6.50 - 6.99%                     576    86,094,795      18.57      6.761        641    149,470     79.22    51.44      97.80
7.00 - 7.49%                     671    96,926,415      20.90      7.240        635    144,451     80.86    41.56      92.66
7.50 - 7.99%                     713    92,923,498      20.04      7.739        630    130,327     82.01    38.12      88.41
8.00 - 8.49%                     417    51,087,686      11.02      8.233        620    122,512     84.29    38.87      85.59
8.50 - 8.99%                     351    43,645,729       9.41      8.722        630    124,347     89.65    47.14      70.32
9.00% & Above                    295    34,940,424       7.54      9.518        627    118,442     92.77    41.52      70.79
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         3,373  $463,663,584     100.00%     7.531%       635   $137,463     82.66%   45.37%     88.67%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Credit Score

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Credit Score                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
740 & Above                      122   $17,229,009       3.72%     7.527%       764   $141,221     85.67%   35.92%     60.06%
720 - 739                         78    11,709,061       2.53      7.462        727    150,116     86.39    30.86      62.50
700 - 719                        144    20,379,513       4.40      7.477        708    141,524     85.61    34.70      64.96
680 - 699                        190    27,904,545       6.02      7.284        689    146,866     84.02    34.57      84.03
660 - 679                        315    45,055,488       9.72      7.226        669    143,033     81.55    34.70      85.46
640 - 659                        451    66,581,581      14.36      7.236        648    147,631     82.11    35.10      87.77
620 - 639                        710    96,523,365      20.82      7.486        628    135,948     82.62    37.54      92.18
600 - 619                        547    72,304,517      15.59      7.683        609    132,184     84.15    57.82      94.81
580 - 599                        551    68,164,278      14.70      7.690        589    123,710     81.27    64.97      97.51
560 - 579                        145    20,945,849       4.52      8.097        570    144,454     80.72    56.84      92.69
540 - 559                         77    10,910,723       2.35      8.133        549    141,698     79.57    65.31      97.30
520 - 539                         29     4,004,457       0.86      8.795        531    138,085     76.89    55.12      96.76
500 - 519                         14     1,951,197       0.42      8.223        508    139,371     73.84    65.23     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         3,373  $463,663,584     100.00%     7.531%       635   $137,463     82.66%   45.37%     88.67%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by Lien

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Lien                          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1                              3,373  $463,663,584     100.00%     7.531%       635   $137,463     82.66%   45.37%     88.67%
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         3,373  $463,663,584     100.00%     7.531%       635   $137,463     82.66%   45.37%     88.67%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                      Distribution by Combined Original LTV

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Combined Original LTV         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                    58    $8,435,837       1.82%     7.465%       612   $145,445     48.73%   15.08%     95.58%
60.01 - 70.00%                    69    12,394,986       2.67      7.343        603    179,637     66.32    33.75      87.10
70.01 - 80.00%                 2,201   298,778,753      64.44      7.152        637    135,747     79.63    43.71      95.19
80.01 - 85.00%                   175    24,654,881       5.32      7.995        612    140,885     84.34    42.41      77.42
85.01 - 90.00%                   324    50,564,735      10.91      8.150        629    156,064     89.60    36.42      73.98
90.01 - 95.00%                   241    34,045,483       7.34      8.550        642    141,268     94.56    48.53      72.92
95.01 - 100.00%                  305    34,788,909       7.50      8.647        659    114,062     99.82    83.12      76.34
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         3,373  $463,663,584     100.00%     7.531%       635   $137,463     82.66%   45.37%     88.67%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group I Adjustable Rate Mortgage Loans

                          Distribution by Original LTV

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Original LTV                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                    58    $8,435,837       1.82%     7.465%       612   $145,445     48.73%   15.08%     95.58%
60.01 - 70.00%                    69    12,394,986       2.67      7.343        603    179,637     66.32    33.75      87.10
70.01 - 80.00%                 2,201   298,778,753      64.44      7.152        637    135,747     79.63    43.71      95.19
80.01 - 85.00%                   175    24,654,881       5.32      7.995        612    140,885     84.34    42.41      77.42
85.01 - 90.00%                   324    50,564,735      10.91      8.150        629    156,064     89.60    36.42      73.98
90.01 - 95.00%                   241    34,045,483       7.34      8.550        642    141,268     94.56    48.53      72.92
95.01 - 100.00%                  305    34,788,909       7.50      8.647        659    114,062     99.82    83.12      76.34
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         3,373  $463,663,584     100.00%     7.531%       635   $137,463     82.66%   45.37%     88.67%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Documentation

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Documentation                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Full                           1,694  $210,368,100      45.37%     7.413%       625   $124,184     84.35%  100.00%     90.63%
Stated                         1,195   182,321,941      39.32      7.673        646    152,571     81.36     0.00      85.74
Alt                              457    66,634,097      14.37      7.459        635    145,808     81.39     0.00      90.15
No Doc                            27     4,339,445       0.94      8.426        684    160,720     74.78     0.00      94.22
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         3,373  $463,663,584     100.00%     7.531%       635   $137,463     82.66%   45.37%     88.67%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                             Distribution by Purpose

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Purpose                       Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Purchase                       2,147  $268,058,039      57.81%     7.530%       643   $124,852     83.59%   48.08%     84.53%
Cashout Refi                     965   156,183,022      33.68      7.585        623    161,848     81.33    40.45      93.99
Rate/term Refi                   261    39,422,523       8.50      7.327        631    151,044     81.60    46.42      95.80
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         3,373  $463,663,584     100.00%     7.531%       635   $137,463     82.66%   45.37%     88.67%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                            Distribution by Occupancy

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Occupancy                     Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Owner Occupied                 2,988  $411,150,379      88.67%     7.443%       630   $137,601     82.01%   46.37%    100.00%
Investor                         268    34,230,890       7.38      8.472        685    127,727     88.94    44.35       0.00
Second Home                      117    18,282,315       3.94      7.760        653    156,259     85.54    24.73       0.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         3,373  $463,663,584     100.00%     7.531%       635   $137,463     82.66%   45.37%     88.67%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group I Adjustable Rate Mortgage Loans

                          Distribution by Property Type

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Property Type                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Single Family                  2,406  $308,016,200      66.43%     7.581%       632   $128,020     82.73%   47.97%     91.13%
PUD                              644   103,157,938      22.25      7.280        636    160,183     82.33    45.60      86.46
Condo                            187    25,567,868       5.51      7.899        649    136,727     84.66    38.60      76.09
2 Family                          93    16,708,937       3.60      7.578        654    179,666     81.32    26.97      81.73
3-4 Family                        39     9,231,390       1.99      7.541        665    236,702     80.98     9.21      84.39
Condo Hi-rise                      4       981,250       0.21      7.852        647    245,313     83.57    36.51      36.51
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         3,373  $463,663,584     100.00%     7.531%       635   $137,463     82.66%   45.37%     88.67%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by State

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
State                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
GA                               564   $74,280,986      16.02%     7.492%       633   $131,704     83.73%   53.96%     88.39%
FL                               403    65,233,849      14.07      7.603        642    161,871     83.05    32.58      73.51
TN                               229    23,645,422       5.10      7.645        627    103,255     82.55    57.50      94.07
NC                               184    21,488,056       4.63      7.653        634    116,783     84.33    53.92      90.22
OH                               193    21,400,912       4.62      7.577        631    110,886     84.58    58.21      90.10
TX                               171    17,806,758       3.84      7.758        631    104,133     82.93    51.35      92.36
CO                               101    17,287,848       3.73      6.958        635    171,167     81.82    51.64      96.82
VA                                94    16,532,767       3.57      7.279        643    175,881     79.77    34.05      91.47
MD                                78    16,085,974       3.47      7.494        639    206,230     81.12    42.16      93.78
MA                                69    15,755,177       3.40      7.169        654    228,336     79.37    20.86      91.46
Other                          1,287   174,145,833      37.56      7.578        633    135,311     82.40    44.57      91.21
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         3,373  $463,663,584     100.00%     7.531%       635   $137,463     82.66%   45.37%     88.67%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                               Distribution by Zip

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Zip                           Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
01841                              9    $2,302,400       0.50%     7.070%       664   $255,822     80.00%   12.33%    100.00%
01843                              8     1,793,100       0.39      6.964        655    224,138     79.98     0.00     100.00
30016                             14     1,674,478       0.36      7.231        650    119,606     82.19    50.39      81.20
30017                              8     1,496,455       0.32      6.882        640    187,057     78.89    54.13      80.32
30349                             11     1,402,363       0.30      7.433        633    127,488     83.98    64.88      91.39
30253                             10     1,276,353       0.28      7.058        619    127,635     80.40    66.84      63.64
38016                              9     1,240,482       0.27      7.220        629    137,831     84.39    55.41     100.00
30039                              8     1,180,814       0.25      6.923        634    147,602     79.96    45.83     100.00
30213                              7     1,140,266       0.25      7.120        652    162,895     84.16    36.07     100.00
32738                              8     1,135,102       0.24      7.877        638    141,888     84.52    36.60      75.20
Other                          3,281   449,021,770      96.84      7.543        635    136,855     82.70    45.57      88.63
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         3,373  $463,663,584     100.00%     7.531%       635   $137,463     82.66%   45.37%     88.67%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Remaining Months To Maturity  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
241 - 360                      3,373  $463,663,584     100.00%     7.531%       635   $137,463     82.66%   45.37%     88.67%
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         3,373  $463,663,584     100.00%     7.531%       635   $137,463     82.66%   45.37%     88.67%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group I Adjustable Rate Mortgage Loans

                        Distribution by Amortization Type

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Amortization Type             Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
2 YR ARM                       1,976  $242,613,917      52.33%     7.668%       624   $122,780     83.11%   48.00%     88.92%
2 YR ARM IO                    1,036   167,900,362      36.21      7.325        653    162,066     82.12    39.56      88.06
3 YR ARM                         161    21,346,330       4.60      7.790        606    132,586     81.71    43.47      89.36
3 YR ARM IO                      152    24,208,810       5.22      7.518        639    159,268     83.30    61.84      88.09
5 YR ARM                          18     2,479,816       0.53      7.312        636    137,768     81.03    34.42      89.37
5 YR ARM IO                       30     5,114,348       1.10      6.892        665    170,478     80.98    46.31      96.61
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         3,373  $463,663,584     100.00%     7.531%       635   $137,463     82.66%   45.37%     88.67%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                      Distribution by Initial Periodic Cap

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Initial Periodic Cap          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
0.51 - 1.00%                       1      $115,000       0.02%     9.700%       757   $115,000    100.00%    0.00%      0.00%
1.01 - 1.50%                      19     2,354,945       0.51      7.746        656    123,944     86.46    31.73      67.57
1.51 - 2.00%                       1       334,000       0.07      6.250        647    334,000     63.62     0.00     100.00
2.51 - 3.00%                   3,333   458,136,406      98.81      7.533        635    137,455     82.65    45.36      88.74
3.01 - 3.50%                       9       887,647       0.19      7.504        624     98,627     80.64    24.99      93.54
3.51 - 4.00%                       1        67,148       0.01      7.260        691     67,148     80.00     0.00     100.00
4.51 - 5.00%                       3       640,239       0.14      6.515        639    213,413     85.07   100.00     100.00
5.51 - 6.00%                       6     1,128,199       0.24      7.267        640    188,033     84.03    84.49     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         3,373  $463,663,584     100.00%     7.531%       635   $137,463     82.66%   45.37%     88.67%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Periodic Cap

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Periodic Cap                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1.00%                          3,274  $449,175,224      96.88%     7.530%       636   $137,195     82.65%   45.53%     88.71%
1.50%                             96    13,876,313       2.99      7.596        616    144,545     83.04    40.54      86.96
2.00%                              3       612,047       0.13      6.700        664    204,016     83.68    36.76     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         3,373  $463,663,584     100.00%     7.531%       635   $137,463     82.66%   45.37%     88.67%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                      Distribution by Months to Rate Reset

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Months To Rate Reset          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
13 - 24                        3,012  $410,514,279      88.54%     7.528%       636   $136,293     82.70%   44.55%     88.57%
25 - 36                          313    45,555,140       9.83      7.646        624    145,544     82.56    53.23      88.69
49 & Above                        48     7,594,165       1.64      7.029        655    158,212     80.99    42.43      94.25
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         3,373  $463,663,584     100.00%     7.531%       635   $137,463     82.66%   45.37%     88.67%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group I Adjustable Rate Mortgage Loans

                        Distribution by Life Maximum Rate

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Life Maximum Rate             Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
11.99% & Below                   100   $17,578,800       3.79%     5.771%       668   $175,788     79.29%   72.63%     97.30%
12.00 - 12.49%                   244    38,566,788       8.32      6.291        653    158,061     79.06    57.79      95.84
12.50 - 12.99%                   557    83,678,002      18.05      6.750        642    150,230     79.24    51.48      97.44
13.00 - 13.49%                   644    92,756,063      20.01      7.222        635    144,031     80.82    41.86      93.29
13.50 - 13.99%                   703    92,290,086      19.90      7.693        632    131,280     81.80    37.92      88.23
14.00 - 14.49%                   427    53,123,873      11.46      8.163        621    124,412     83.92    38.80      85.88
14.50 - 14.99%                   378    47,191,972      10.18      8.631        628    124,846     89.43    47.33      72.85
15.00 - 15.49%                   176    22,025,318       4.75      9.122        621    125,144     91.21    44.24      71.60
15.50 - 15.99%                   108    12,405,195       2.68      9.627        633    114,863     92.91    33.20      70.82
16.00% & Above                    36     4,047,488       0.87     10.324        601    112,430     91.08    39.49      74.97
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         3,373  $463,663,584     100.00%     7.531%       635   $137,463     82.66%   45.37%     88.67%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                             Distribution by Margin

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Margin                        Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
4.99% & Below                    174   $28,394,355       6.12%     6.256%       660   $163,186     79.55%   66.52%     97.03%
5.00 - 5.49%                     238    36,481,561       7.87      6.341        651    153,284     79.38    54.51      95.82
5.50 - 5.99%                     553    82,363,667      17.76      6.811        644    148,940     79.65    50.32      97.11
6.00 - 6.49%                     649    93,752,256      20.22      7.265        634    144,456     80.81    41.04      93.49
6.50 - 6.99%                     681    90,003,764      19.41      7.696        629    132,164     81.64    37.96      88.45
7.00 - 7.49%                     396    48,171,105      10.39      8.172        621    121,644     84.15    41.13      84.97
7.50 - 7.99%                     337    42,465,995       9.16      8.595        630    126,012     89.00    47.24      71.73
8.00 - 8.49%                     181    22,222,308       4.79      9.075        619    122,775     92.24    48.43      77.84
8.50 - 8.99%                     129    15,246,306       3.29      9.450        630    118,188     91.01    32.43      63.42
9.00 - 9.49%                      29     3,869,375       0.83      9.486        619    133,427     90.42    40.44      68.73
9.50% & Above                      6       692,893       0.15     10.266        630    115,482     97.83    53.97      55.12
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         3,373  $463,663,584     100.00%     7.531%       635   $137,463     82.66%   45.37%     88.67%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group I Fixed Rate Mortgage Loans

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:                                        $78,732,279
Number of Mortgage Loans:                                                   875
Average Scheduled Principal Balance:                                    $89,980
Weighted Average Gross Coupon:                                            7.958%
Weighted Average Net Coupon: (2)                                          7.448%
Weighted Average Current FICO Score:                                        641
Weighted Average Original LTV Ratio:                                      72.60%
Weighted Average Combined Original LTV Ratio:                             81.89%
Weighted Average Stated Remaining Term (months):                            338
Weighted Average Seasoning(months):                                           2

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

                    Distribution by Current Principal Balance

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Principal Balance     Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
$50,000 & Below                  272    $7,525,374       9.56%    10.332%       643    $27,667     96.60%   54.96%     92.62%
$50,001 - $75,000                151     9,506,252      12.07      8.615        646     62,955     82.80    49.51      82.40
$75,001 - $100,000               141    12,626,710      16.04      8.101        637     89,551     81.14    52.12      89.27
$100,001 - $125,000              107    11,936,583      15.16      7.715        638    111,557     81.24    51.27      89.78
$125,001 - $150,000               72     9,895,843      12.57      7.618        642    137,442     79.65    43.75      92.89
$150,001 - $200,000               71    12,502,147      15.88      7.338        642    176,087     77.87    42.57      90.61
$200,001 - $250,000               43     9,540,629      12.12      7.109        643    221,875     80.67    27.43      92.78
$250,001 - $300,000               13     3,573,804       4.54      7.232        626    274,908     79.42    68.47     100.00
$300,001 - $350,000                5     1,624,938       2.06      7.195        647    324,988     76.31    21.12      80.80
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           875   $78,732,279     100.00%     7.958%       641    $89,980     81.89%   46.49%     90.24%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Current Rate

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Rate                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
5.00 - 5.49%                       3      $624,856       0.79%     5.285%       673   $208,285     81.76%   64.67%    100.00%
5.50 - 5.99%                      10     1,923,700       2.44      5.875        670    192,370     71.36    48.23     100.00
6.00 - 6.49%                      31     4,635,581       5.89      6.274        673    149,535     74.69    64.52      93.35
6.50 - 6.99%                      98    13,488,201      17.13      6.769        642    137,635     76.42    49.14      97.87
7.00 - 7.49%                      93    12,327,479      15.66      7.258        642    132,554     78.33    45.22      95.76
7.50 - 7.99%                     125    14,948,768      18.99      7.738        635    119,590     78.74    46.77      85.09
8.00 - 8.49%                     117     9,871,322      12.54      8.238        632     84,370     82.31    41.88      82.91
8.50 - 8.99%                      87     7,145,072       9.08      8.738        629     82,127     85.18    39.98      82.15
9.00% & Above                    311    13,767,299      17.49     10.360        640     44,268     95.77    44.26      90.03
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           875   $78,732,279     100.00%     7.958%       641    $89,980     81.89%   46.49%     90.24%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group I Fixed Rate Mortgage Loans

                          Distribution by Credit Score

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Credit Score                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
740 & Above                       44    $2,936,175       3.73%     8.290%       763    $66,731     86.61%   42.65%     54.47%
720 - 739                         23     1,727,734       2.19      8.000        731     75,119     86.00    24.03      68.20
700 - 719                         33     2,966,601       3.77      7.186        707     89,897     85.76    58.26      91.68
680 - 699                         62     6,251,030       7.94      7.532        689    100,823     82.61    35.25      84.37
660 - 679                         93     7,900,354      10.03      7.742        669     84,950     80.58    29.36      90.12
640 - 659                        153    15,336,087      19.48      7.820        649    100,236     82.57    44.41      88.96
620 - 639                        181    16,489,615      20.94      8.017        629     91,103     82.71    40.74      90.42
600 - 619                        118    11,986,906      15.22      7.943        609    101,584     81.59    56.86      98.88
580 - 599                        122     8,616,353      10.94      8.462        590     70,626     80.96    63.17      98.61
560 - 579                         30     2,964,957       3.77      8.511        570     98,832     74.00    52.80      95.79
540 - 559                         15     1,294,371       1.64      8.798        549     86,291     71.39    82.42      89.12
520 - 539                          1       262,095       0.33      7.325        528    262,095     75.00   100.00     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           875   $78,732,279     100.00%     7.958%       641    $89,980     81.89%   46.49%     90.24%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by Lien

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Lien                          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1                                586   $69,570,352      88.36%     7.606%       639   $118,721     79.58%   46.35%     89.72%
2                                289     9,161,927      11.64     10.624        652     31,702     99.49    47.55      94.20
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           875   $78,732,279     100.00%     7.958%       641    $89,980     81.89%   46.49%     90.24%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                      Distribution by Combined Original LTV

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Combined Original LTV         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                    39    $4,205,634       5.34%     7.313%       624   $107,837     48.45%   31.72%     89.93%
60.01 - 70.00%                    41     5,291,705       6.72      7.089        632    129,066     65.19    34.89      79.45
70.01 - 80.00%                   332    40,541,098      51.49      7.364        642    122,112     79.02    47.56      91.94
80.01 - 85.00%                    30     3,930,131       4.99      7.876        626    131,004     84.07    48.18      85.91
85.01 - 90.00%                    75     8,284,466      10.52      8.293        636    110,460     89.42    39.37      84.67
90.01 - 95.00%                    42     3,517,314       4.47      8.669        638     83,746     94.10    30.27      88.35
95.01 - 100.00%                  316    12,961,931      16.46      9.995        654     41,019     99.76    61.13      94.84
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           875   $78,732,279     100.00%     7.958%       641    $89,980     81.89%   46.49%     90.24%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Original LTV

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Original LTV                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                   328   $13,367,561      16.98%     9.582%       643    $40,755     83.44%   42.57%     92.86%
60.01 - 70.00%                    41     5,291,705       6.72      7.089        632    129,066     65.19    34.89      79.45
70.01 - 80.00%                   332    40,541,098      51.49      7.364        642    122,112     79.02    47.56      91.94
80.01 - 85.00%                    30     3,930,131       4.99      7.876        626    131,004     84.07    48.18      85.91
85.01 - 90.00%                    72     8,095,126      10.28      8.233        635    112,432     89.42    39.91      84.87
90.01 - 95.00%                    28     3,136,800       3.98      8.422        637    112,029     94.01    29.14      90.52
95.01 - 100.00%                   44     4,369,858       5.55      8.776        661     99,315     99.46    85.77      93.26
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           875   $78,732,279     100.00%     7.958%       641    $89,980     81.89%   46.49%     90.24%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group I Fixed Rate Mortgage Loans

                          Distribution by Documentation

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Documentation                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Full                             445   $36,602,068      46.49%     7.877%       633    $82,252     83.35%  100.00%     92.99%
Stated                           310    27,745,630      35.24      8.330        650     89,502     81.63     0.00      84.42
Alt                              117    14,072,699      17.87      7.417        640    120,279     78.79     0.00      95.28
No Doc                             3       311,881       0.40      8.713        722    103,960     74.19     0.00      58.03
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           875   $78,732,279     100.00%     7.958%       641    $89,980     81.89%   46.49%     90.24%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                             Distribution by Purpose

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Purpose                       Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Cashout Refi                     323   $37,254,602      47.32%     7.756%       636   $115,339     78.45%   41.59%     88.57%
Purchase                         446    31,208,182      39.64      8.320        647     69,974     85.96    51.18      90.67
Rate/term Refi                   106    10,269,495      13.04      7.587        636     96,882     82.05    50.00      95.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           875   $78,732,279     100.00%     7.958%       641    $89,980     81.89%   46.49%     90.24%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                            Distribution by Occupancy

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Occupancy                     Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Owner Occupied                   790   $71,049,944      90.24%     7.925%       637    $89,937     82.07%   47.91%    100.00%
Investor                          62     5,836,268       7.41      8.273        675     94,133     79.31    33.85       0.00
Second Home                       23     1,846,067       2.34      8.198        675     80,264     83.14    31.90       0.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           875   $78,732,279     100.00%     7.958%       641    $89,980     81.89%   46.49%     90.24%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Property Type

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Property Type                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Single Family                    666   $57,979,126      73.64%     7.957%       639    $87,056     82.20%   47.44%     92.78%
PUD                              139    14,508,862      18.43      7.816        639    104,380     80.67    45.76      91.73
Condo                             33     2,511,038       3.19      7.831        668     76,092     84.06    50.21      84.01
2 Family                          28     2,379,065       3.02      8.558        650     84,967     81.35    48.96      48.06
3-4 Family                         7     1,200,492       1.52      8.260        653    171,499     75.87     0.00      44.87
Condo Hi-rise                      2       153,695       0.20     12.032        658     76,848     99.99    21.27     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           875   $78,732,279     100.00%     7.958%       641    $89,980     81.89%   46.49%     90.24%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group I Fixed Rate Mortgage Loans

                              Distribution by State

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
State                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
GA                               142   $14,072,592      17.87%     7.854%       640    $99,103     83.49%   46.80%     90.06%
FL                               108    13,896,559      17.65      7.421        641    128,672     75.32    35.85      88.23
TN                                95     6,232,641       7.92      7.942        631     65,607     85.02    45.13      97.00
TX                                60     5,257,495       6.68      7.903        633     87,625     80.97    42.17      90.68
NC                                55     3,937,161       5.00      8.554        645     71,585     86.42    50.31      82.96
OH                                42     3,251,737       4.13      8.132        633     77,422     85.38    64.93      94.49
SC                                39     2,904,862       3.69      8.444        640     74,484     84.16    52.86      81.11
VA                                25     2,369,987       3.01      7.840        648     94,799     78.11    69.72      89.79
AL                                27     2,073,135       2.63      7.799        647     76,783     79.65    51.89      86.40
CA                                13     1,993,319       2.53      7.843        634    153,332     82.75    35.12      97.44
Other                            269    22,742,790      28.89      8.213        645     84,546     83.23    48.14      91.22
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           875   $78,732,279     100.00%     7.958%       641    $89,980     81.89%   46.49%     90.24%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                               Distribution by Zip

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Zip                           Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
06114                              3      $539,968       0.69%     7.814%       656   $179,989     73.98%    0.00%     39.83%
30045                              3       513,737       0.65      6.602        657    171,246     76.73    74.66     100.00
30157                              5       482,473       0.61      7.991        637     96,495     83.75    77.08      77.08
23454                              2       462,569       0.59      7.610        687    231,284     88.86   100.00     100.00
30043                              4       454,865       0.58      8.257        672    113,716     84.62    29.18     100.00
34743                              3       444,019       0.56      6.791        621    148,006     74.87     0.00     100.00
81147                              2       429,000       0.54      7.650        688    214,500     84.00   100.00     100.00
33063                              2       417,126       0.53      7.428        644    208,563     84.63   100.00     100.00
30263                              3       389,440       0.49      7.562        661    129,813     83.81    28.00     100.00
31410                              2       374,434       0.48      7.181        643    187,217     80.00    63.91      63.91
Other                            846    74,224,648      94.27      7.986        640     87,736     81.93    45.88      90.42
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           875   $78,732,279     100.00%     7.958%       641    $89,980     81.89%   46.49%     90.24%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Remaining Months To Maturity  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1 - 180                          233    $8,296,580      10.54%    10.222%       655    $35,608     95.01%   38.78%     90.87%
181 - 240                          6       453,732       0.58      8.020        649     75,622     91.02    55.43     100.00
241 - 360                        636    69,981,967      88.89      7.689        639    110,035     80.28    47.34      90.10
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           875   $78,732,279     100.00%     7.958%       641    $89,980     81.89%   46.49%     90.24%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                        Distribution by Amortization Type

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Amortization Type             Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Fixed                            590   $60,755,907      77.17%     7.773%       637   $102,976     80.02%   45.20%     89.35%
FIXED 15/30 BLN                  190     5,968,149       7.58     10.598        656     31,411     99.32    45.66      92.11
FIXED 30/40 BLN                   16     2,131,146       2.71      7.040        647    133,197     82.16    60.77      91.09
FIXED IO                          79     9,877,078      12.55      7.697        653    125,026     82.81    51.84      94.40
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           875   $78,732,279     100.00%     7.958%       641    $89,980     81.89%   46.49%     90.24%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group II Mortgage Loans

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:                                       $395,015,731
Number of Mortgage Loans:                                                 2,002
Average Scheduled Principal Balance:                                   $197,311
Weighted Average Gross Coupon:                                            7.456%
Weighted Average Net Coupon: (2)                                          6.946%
Weighted Average Current FICO Score:                                        642
Weighted Average Original LTV Ratio:                                      80.55%
Weighted Average Combined Original LTV Ratio:                             82.43%
Weighted Average Stated Remaining Term (months):                            352
Weighted Average Seasoning(months):                                           2
Weighted Average Months to Roll: (3)                                         23
Weighted Average Gross Margin: (3)                                         6.41%
Weighted Average Initial Rate Cap: (3)                                     2.98%
Weighted Average Periodic Rate Cap: (3)                                    1.02%
Weighted Average Gross Maximum Lifetime Rate: (3)                         13.46%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

(3)   Represents the weighted average of the adjustable rate mortgage loans.

                    Distribution by Current Principal Balance

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Principal Balance     Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
$50,000 & Below                  149    $4,672,649       1.18%    10.216%       638    $31,360     95.76%   76.20%     96.79%
$50,001 - $75,000                151     9,560,531       2.42      8.859        620     63,315     86.18    73.69      93.77
$75,001 - $100,000               182    16,043,203       4.06      8.237        623     88,149     83.81    73.96      96.71
$100,001 - $125,000              213    23,948,903       6.06      7.741        630    112,436     83.38    61.47      95.39
$125,001 - $150,000              227    31,057,837       7.86      7.656        633    136,819     83.08    54.27      98.70
$150,001 - $200,000              332    58,089,246      14.71      7.436        633    174,968     82.59    48.23      99.10
$200,001 - $250,000              200    44,641,764      11.30      7.388        637    223,209     83.12    35.71     100.00
$250,001 - $300,000              160    43,839,939      11.10      7.204        649    274,000     82.63    37.95      98.13
$300,001 - $350,000              104    33,615,894       8.51      7.284        654    323,230     82.82    33.71      94.19
$350,001 - $400,000               99    37,222,957       9.42      7.127        640    375,989     82.23    35.43      93.86
$400,001 & Above                 185    92,322,807      23.37      7.255        656    499,042     80.09    25.84      95.57
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,002  $395,015,731     100.00%     7.456%       642   $197,311     82.43%   41.27%     96.85%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group II Mortgage Loans

                          Distribution by Current Rate

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Rate                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
4.99% & Below                      1      $279,450       0.07%     4.625%       686   $279,450     80.00%  100.00%    100.00%
5.00 - 5.49%                       7     1,687,706       0.43      5.367        674    241,101     75.47   100.00     100.00
5.50 - 5.99%                      77    19,950,393       5.05      5.828        668    259,096     78.16    53.11     100.00
6.00 - 6.49%                     165    42,577,958      10.78      6.258        663    258,048     79.29    46.22      99.14
6.50 - 6.99%                     351    82,760,490      20.95      6.750        648    235,785     79.68    41.58      98.34
7.00 - 7.49%                     363    81,065,309      20.52      7.245        643    223,320     80.57    36.67      98.82
7.50 - 7.99%                     348    72,043,180      18.24      7.720        636    207,021     82.30    31.84      97.75
8.00 - 8.49%                     170    32,879,724       8.32      8.224        625    193,410     83.72    38.21      93.52
8.50 - 8.99%                     167    26,867,451       6.80      8.736        628    160,883     89.66    50.01      85.84
9.00% & Above                    353    34,904,070       8.84      9.884        625     98,878     93.44    50.72      93.70
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,002  $395,015,731     100.00%     7.456%       642   $197,311     82.43%   41.27%     96.85%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Credit Score

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Credit Score                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
740 & Above                       65   $15,407,599       3.90%     7.447%       764   $237,040     84.57%   22.98%     89.76%
720 - 739                         46    11,311,203       2.86      7.237        729    245,896     81.95    20.46      90.64
700 - 719                         92    21,717,416       5.50      7.117        707    236,059     81.98    24.87      95.69
680 - 699                        160    36,244,167       9.18      7.181        689    226,526     82.77    20.42      95.04
660 - 679                        222    48,832,266      12.36      7.230        669    219,965     81.93    24.54      97.12
640 - 659                        304    61,198,173      15.49      7.205        649    201,310     81.19    27.67      98.34
620 - 639                        404    80,473,740      20.37      7.423        629    199,192     82.37    36.84      98.07
600 - 619                        247    45,291,291      11.47      7.622        609    183,366     84.41    62.39      98.30
580 - 599                        258    41,209,247      10.43      7.821        589    159,726     82.96    69.74      95.96
560 - 579                        100    16,216,018       4.11      8.269        570    162,160     84.13    82.03      99.08
540 - 559                         54     9,194,663       2.33      8.062        549    170,272     80.60    91.99      94.88
520 - 539                         26     4,126,835       1.04      8.295        531    158,724     79.12   100.00     100.00
500 - 519                         24     3,793,112       0.96      8.566        512    158,046     74.20    77.12      98.61
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,002  $395,015,731     100.00%     7.456%       642   $197,311     82.43%   41.27%     96.85%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by Lien

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Lien                          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1                              1,803  $385,673,044      97.63%     7.381%       642   $213,906     82.02%   41.05%     96.81%
2                                199     9,342,687       2.37     10.550        658     46,948     99.43    50.47      98.47
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,002  $395,015,731     100.00%     7.456%       642   $197,311     82.43%   41.27%     96.85%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group II Mortgage Loans

                      Distribution by Combined Original LTV

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Combined Original LTV         of Loans  Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                    30    $4,440,748       1.12%     6.765%       624   $148,025     49.35%   74.55%     96.44%
60.01 - 70.00%                    60    14,071,394       3.56      7.227        628    234,523     66.56    46.26      95.93
70.01 - 80.00%                 1,184   260,936,066      66.06      7.069        647    220,385     79.47    34.02      98.80
80.01 - 85.00%                    86    18,802,698       4.76      7.784        619    218,636     84.46    49.68      93.75
85.01 - 90.00%                   201    44,430,215      11.25      7.952        625    221,046     89.68    49.15      90.80
90.01 - 95.00%                   143    24,583,122       6.22      8.722        631    171,910     94.64    57.83      94.14
95.01 - 100.00%                  298    27,751,487       7.03      9.186        658     93,126     99.83    68.60      93.16
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,002  $395,015,731     100.00%     7.456%       642   $197,311     82.43%   41.27%     96.85%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Original LTV

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Original LTV                  of Loans  Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                   229   $13,783,435       3.49%     9.331%       647    $60,190     83.30%   58.23%     97.81%
60.01 - 70.00%                    60    14,071,394       3.56      7.227        628    234,523     66.56    46.26      95.93
70.01 - 80.00%                 1,183   260,922,273      66.05      7.069        647    220,560     79.47    34.02      98.80
80.01 - 85.00%                    85    18,785,832       4.76      7.782        619    221,010     84.46    49.63      93.75
85.01 - 90.00%                   196    44,264,199      11.21      7.944        625    225,838     89.68    49.06      90.77
90.01 - 95.00%                   134    24,159,779       6.12      8.698        630    180,297     94.66    57.72      94.44
95.01 - 100.00%                  115    19,028,819       4.82      8.544        659    165,468     99.77    77.48      90.26
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,002  $395,015,731     100.00%     7.456%       642   $197,311     82.43%   41.27%     96.85%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Documentation

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Documentation                 of Loans  Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Stated                           751  $179,572,618      45.46%     7.392%       658   $239,111     81.99%    0.00%     97.92%
Full                           1,027   163,022,882      41.27      7.449        620    158,737     83.50   100.00      95.67
Alt                              196    47,318,332      11.98      7.589        654    241,420     80.25     0.00      97.35
No Doc                            28     5,101,899       1.29      8.695        697    182,211     84.42     0.00      92.35
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,002  $395,015,731     100.00%     7.456%       642   $197,311     82.43%   41.27%     96.85%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                             Distribution by Purpose

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Purpose                       Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Purchase                       1,484  $287,023,237      72.66%     7.460%       649   $193,412     83.03%   31.43%     96.93%
Cashout Refi                     438    94,424,432      23.90      7.460        621    215,581     80.76    65.22      96.28
Rate/term Refi                    80    13,568,062       3.43      7.351        636    169,601     81.41    82.64      99.07
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,002  $395,015,731     100.00%     7.456%       642   $197,311     82.43%   41.27%     96.85%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group II Mortgage Loans

                            Distribution by Occupancy

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Occupancy                     Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Owner Occupied                 1,941  $382,560,518      96.85%     7.432%       641   $197,095     82.29%   40.77%    100.00%
Investor                          37     6,719,808       1.70      8.248        690    181,616     88.33    73.83       0.00
Second Home                       24     5,735,405       1.45      8.141        639    238,975     85.17    36.71       0.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,002  $395,015,731     100.00%     7.456%       642   $197,311     82.43%   41.27%     96.85%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Property Type

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Property Type                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Single Family                  1,326  $238,852,252      60.47%     7.483%       636   $180,130     82.42%   46.33%     97.07%
PUD                              477   109,837,043      27.81      7.309        644    230,266     82.03    37.55      98.96
Condo                             98    18,959,872       4.80      7.729        662    193,468     84.33    23.35      90.49
2 Family                          52    13,627,569       3.45      7.546        670    262,069     83.33    29.51      91.37
3-4 Family                        42    12,080,408       3.06      7.653        678    287,629     82.44    21.35      92.94
Condo Hi-rise                      5     1,453,856       0.37      7.969        669    290,771     84.72     0.00      74.19
Townhouse                          2       204,731       0.05      8.635        621    102,365     60.74    47.13      47.13
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,002  $395,015,731     100.00%     7.456%       642   $197,311     82.43%   41.27%     96.85%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by State

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
State                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
FL                               330   $66,496,626      16.83%     7.404%       650   $201,505     82.87%   33.64%     95.63%
CA                               139    43,335,635      10.97      6.935        650    311,767     79.84    26.13      98.80
GA                               221    38,580,642       9.77      7.640        635    174,573     84.56    48.59      93.41
VA                                95    22,903,441       5.80      7.363        635    241,089     81.02    55.33      98.51
TX                               148    19,699,361       4.99      7.545        639    133,104     82.21    43.93      97.79
NY                                44    16,109,021       4.08      6.997        660    366,114     82.34    35.37      93.47
TN                                99    14,770,597       3.74      7.532        628    149,198     82.66    42.52      98.64
MA                                49    14,757,446       3.74      7.377        669    301,172     81.76    21.42     100.00
MD                                42    12,922,092       3.27      7.227        660    307,669     79.47    35.90      96.44
IL                                44    11,024,107       2.79      7.853        656    250,548     81.23    33.47     100.00
Other                            791   134,416,761      34.03      7.645        633    169,933     83.17    48.94      97.03
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,002  $395,015,731     100.00%     7.456%       642   $197,311     82.43%   41.27%     96.85%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group II Mortgage Loans

                               Distribution by Zip

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Zip                           Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
30024                              7    $2,150,543       0.54%     7.389%       660   $307,220     83.06%   42.75%    100.00%
93536                              6     1,913,178       0.48      6.664        636    318,863     79.80    10.60     100.00
39110                              7     1,610,703       0.41      7.610        625    230,100     73.59    56.04     100.00
20878                              3     1,376,342       0.35      7.320        648    458,781     84.78    23.92     100.00
34135                              4     1,335,951       0.34      7.804        666    333,988     81.91     0.00     100.00
32837                              5     1,320,098       0.33      7.322        669    264,020     84.53    22.64     100.00
38654                             10     1,310,830       0.33      7.594        633    131,083     83.83    59.54     100.00
85022                              3     1,281,329       0.32      7.136        627    427,110     82.99   100.00     100.00
34953                              5     1,254,182       0.32      7.976        629    250,836     84.28     0.00     100.00
34711                              5     1,199,736       0.30      6.939        640    239,947     83.46    18.74     100.00
Other                          1,947   380,262,837      96.27      7.460        642    195,307     82.45    41.57      96.72
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,002  $395,015,731     100.00%     7.456%       642   $197,311     82.43%   41.27%     96.85%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Remaining Months To Maturity  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1 - 180                          204   $11,236,012       2.84%     9.545%       655    $55,078     91.73%   62.15%     97.32%
181 - 240                         10       954,913       0.24      7.423        645     95,491     82.57    90.52     100.00
241 - 360                      1,788   382,824,806      96.91      7.395        642    214,108     82.16    40.53      96.83
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,002  $395,015,731     100.00%     7.456%       642   $197,311     82.43%   41.27%     96.85%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                        Distribution by Amortization Type

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Amortization Type             Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
2 YR ARM                         720  $139,093,293      35.21%     7.567%       625   $193,185     83.31%   44.89%     96.32%
2 YR ARM IO                      541   151,895,056      38.45      7.199        661    280,767     81.02    21.97      97.23
3 YR ARM                         103    17,914,256       4.54      7.732        605    173,925     83.97    68.13      94.38
3 YR ARM IO                       59    15,159,880       3.84      7.397        652    256,947     82.93    40.49      94.55
5 YR ARM                           7     1,080,391       0.27      8.352        630    154,342     84.67    48.77      89.12
5 YR ARM IO                       13     3,928,193       0.99      7.045        662    302,169     77.33    24.70     100.00
Fixed                            363    52,231,535      13.22      7.344        638    143,889     81.60    78.33      98.02
FIXED 15/30 BLN                  164     7,343,295       1.86     10.561        653     44,776     99.56    53.65      98.05
FIXED 30/40 BLN                    6     1,721,116       0.44      7.391        624    286,853     76.20    55.11     100.00
FIXED IO                          26     4,648,717       1.18      8.176        663    178,797     83.52    33.78     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,002  $395,015,731     100.00%     7.456%       642   $197,311     82.43%   41.27%     96.85%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group II Mortgage Loans

                      Distribution by Initial Periodic Cap

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Initial Periodic Cap          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
0.51 - 1.00%                       3      $316,070       0.08%     7.228%       613   $105,357     84.05%  100.00%    100.00%
1.01 - 1.50%                      19     3,259,150       0.83      6.791        620    171,534     82.09    65.70     100.00
1.51 - 2.00%                       7     1,056,480       0.27      7.882        648    150,926     83.71    67.06      89.71
2.51 - 3.00%                   1,407   323,051,833      81.78      7.399        643    229,603     82.17    34.60      96.54
3.01 - 3.50%                       4     1,068,705       0.27      6.952        659    267,176     89.11    45.56     100.00
5.51 - 6.00%                       3       318,829       0.08      8.778        590    106,276     89.03    75.36     100.00
N/A                              559    65,944,663      16.69      7.762        641    117,969     83.59    71.83      98.22
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,002  $395,015,731     100.00%     7.456%       642   $197,311     82.43%   41.27%     96.85%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Periodic Cap

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Periodic Cap                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1.00%                          1,375  $315,736,478      79.93%     7.400%       644   $229,627     82.25%   33.47%     96.60%
1.50%                             67    12,994,590       3.29      7.308        609    193,949     81.05    74.20      95.78
2.00%                              1       340,000       0.09      5.875        655    340,000     80.00   100.00     100.00
N/A                              559    65,944,663      16.69      7.762        641    117,969     83.59    71.83      98.22
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,002  $395,015,731     100.00%     7.456%       642   $197,311     82.43%   41.27%     96.85%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                      Distribution by Months to Rate Reset

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Months To Rate Reset          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
13 - 24                        1,261  $290,988,349      73.67%     7.375%       644   $230,760     82.11%   32.93%     96.79%
25 - 36                          162    33,074,136       8.37      7.578        627    204,161     83.49    55.46      94.45
49 & Above                        20     5,008,583       1.27      7.327        655    250,429     78.91    29.89      97.65
N/A                              559    65,944,663      16.69      7.762        641    117,969     83.59    71.83      98.22
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,002  $395,015,731     100.00%     7.456%       642   $197,311     82.43%   41.27%     96.85%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group II Mortgage Loans

                        Distribution by Life Maximum Rate

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Life Maximum Rate             Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
0.00 - 11.99%                     54   $15,776,947       3.99%     5.807%       670   $292,166     79.21%   49.32%    100.00%
12.00 - 12.49%                   118    31,015,202       7.85      6.234        661    262,841     78.74    34.70     100.00
12.50 - 12.99%                   272    68,328,983      17.30      6.711        650    251,209     80.16    34.26      98.39
13.00 - 13.49%                   289    70,406,335      17.82      7.192        646    243,621     80.50    31.11      98.87
13.50 - 13.99%                   286    63,506,398      16.08      7.651        638    222,050     81.78    27.10      97.73
14.00 - 14.49%                   141    29,273,243       7.41      8.115        628    207,612     82.94    35.89      92.32
14.50 - 14.99%                   124    24,233,094       6.13      8.628        628    195,428     89.36    44.32      85.83
15.00 - 15.49%                    56    10,799,824       2.73      9.046        604    192,854     89.83    50.23      91.93
15.50 - 15.99%                    65    10,882,746       2.76      9.567        620    167,427     93.03    51.99      87.73
16.00% & Above                    38     4,848,295       1.23     10.143        616    127,587     91.46    46.66      98.91
N/A                              559    65,944,663      16.69      7.762        641    117,969     83.59    71.83      98.22
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,002  $395,015,731     100.00%     7.456%       642   $197,311     82.43%   41.27%     96.85%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                             Distribution by Margin

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Margin                        Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
0.00 - 4.99%                      81   $20,932,942       5.30%     6.335%       667   $258,431     79.56%   46.09%     99.44%
5.00 - 5.49%                     112    28,737,925       7.28      6.344        660    256,589     78.95    33.72     100.00
5.50 - 5.99%                     292    71,371,386      18.07      6.821        641    244,423     80.13    36.97      97.97
6.00 - 6.49%                     295    71,456,476      18.09      7.247        650    242,225     80.93    29.82      98.63
6.50 - 6.99%                     279    64,255,446      16.27      7.543        643    230,306     81.70    28.02      95.13
7.00 - 7.49%                     117    23,483,590       5.94      8.155        628    200,714     83.61    31.71      95.37
7.50 - 7.99%                     100    21,379,346       5.41      8.618        623    213,793     88.25    35.92      89.25
8.00 - 8.49%                      74    12,014,532       3.04      8.851        614    162,359     89.32    54.21      93.02
8.50 - 8.99%                      63    11,014,518       2.79      9.373        619    174,834     93.07    61.56      87.86
9.00 - 9.49%                      22     3,584,093       0.91      9.864        618    162,913     94.26    44.88      98.88
9.50% & Above                      8       840,814       0.21     10.089        595    105,102     93.22    70.58     100.00
N/A                              559    65,944,663      16.69      7.762        641    117,969     83.59    71.83      98.22
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,002  $395,015,731     100.00%     7.456%       642   $197,311     82.43%   41.27%     96.85%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group II Adjustable Rate Mortgage Loans

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:                                       $329,071,068
Number of Mortgage Loans:                                                 1,443
Average Scheduled Principal Balance:                                   $228,046
Weighted Average Gross Coupon:                                            7.395%
Weighted Average Net Coupon: (2)                                          6.885%
Weighted Average Current FICO Score:                                        642
Weighted Average Original LTV Ratio:                                      82.20%
Weighted Average Combined Original LTV Ratio:                             82.20%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning(months):                                           2
Weighted Average Months to Roll: (3)                                         23
Weighted Average Gross Margin: (3)                                         6.41%
Weighted Average Initial Rate Cap: (3)                                     2.98%
Weighted Average Periodic Rate Cap: (3)                                    1.02%
Weighted Average Gross Maximum Lifetime Rate: (3)                         13.46%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

(3)   Represents the weighted average of the adjustable rate mortgage loans.

                    Distribution by Current Principal Balance

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Principal Balance     Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
$50,000 & Below                    8      $357,623       0.11%     8.687%       599    $44,703     84.80%   87.00%     88.81%
$50,001 - $75,000                 74     4,692,295       1.43      8.537        607     63,409     84.47    78.20      91.78
$75,001 - $100,000                98     8,613,399       2.62      8.106        613     87,892     84.21    73.04      97.13
$100,001 - $125,000              152    17,072,311       5.19      7.683        624    112,318     83.17    57.78      96.18
$125,001 - $150,000              164    22,399,207       6.81      7.709        632    136,581     83.35    44.91      98.75
$150,001 - $200,000              278    48,695,789      14.80      7.466        632    175,165     82.45    42.86      98.92
$200,001 - $250,000              174    38,730,175      11.77      7.376        639    222,587     82.96    30.22     100.00
$250,001 - $300,000              137    37,461,915      11.38      7.281        649    273,445     82.57    32.52      97.81
$300,001 - $350,000               93    30,149,253       9.16      7.299        654    324,186     83.29    31.31      93.52
$350,001 - $400,000               93    34,968,726      10.63      7.165        639    376,008     82.27    32.35      93.46
$400,001 & Above                 172    85,930,374      26.11      7.261        656    499,595     80.32    23.21      95.24
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,443  $329,071,068     100.00%     7.395%       642   $228,046     82.20%   35.15%     96.57%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group II Adjustable Rate Mortgage Loans

                          Distribution by Current Rate

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Rate                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
4.99% & Below                      1      $279,450       0.08%     4.625%       686   $279,450     80.00%  100.00%    100.00%
5.00 - 5.49%                       3       965,121       0.29      5.369        627    321,707     84.28   100.00     100.00
5.50 - 5.99%                      57    16,843,071       5.12      5.821        667    295,492     79.08    47.80     100.00
6.00 - 6.49%                     136    36,093,174      10.97      6.268        663    265,391     78.99    38.13      99.18
6.50 - 6.99%                     278    69,168,508      21.02      6.746        648    248,808     79.99    34.98      98.17
7.00 - 7.49%                     293    69,750,682      21.20      7.247        645    238,057     80.56    31.04      98.78
7.50 - 7.99%                     282    61,965,482      18.83      7.718        637    219,736     82.14    24.93      97.46
8.00 - 8.49%                     130    28,013,770       8.51      8.222        625    215,491     83.27    33.16      92.99
8.50 - 8.99%                     119    22,896,334       6.96      8.735        629    192,406     90.19    46.86      84.80
9.00% & Above                    144    23,095,477       7.02      9.612        617    160,385     91.97    48.83      91.96
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,443  $329,071,068     100.00%     7.395%       642   $228,046     82.20%   35.15%     96.57%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Credit Score

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Credit Score                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
740 & Above                       44   $12,942,604       3.93%     7.544%       765   $294,150     85.37%   15.20%     87.94%
720 - 739                         35    10,329,881       3.14      7.226        729    295,139     81.45    16.65      89.88
700 - 719                         61    16,485,593       5.01      7.076        707    270,256     80.71    13.76      95.01
680 - 699                        118    31,318,874       9.52      7.121        689    265,414     82.19    14.79      94.48
660 - 679                        161    41,469,784      12.60      7.090        669    257,576     80.79    18.85      97.11
640 - 659                        215    50,138,605      15.24      7.127        649    233,203     80.79    19.55      98.19
620 - 639                        296    67,637,834      20.55      7.306        629    228,506     82.03    31.26      98.19
600 - 619                        172    36,330,160      11.04      7.628        609    211,222     84.84    55.44      97.89
580 - 599                        175    33,940,763      10.31      7.763        590    193,947     83.30    64.85      95.73
560 - 579                         82    13,858,453       4.21      8.319        570    169,006     85.16    80.42      99.63
540 - 559                         44     7,686,752       2.34      8.095        549    174,699     82.01    90.41      93.88
520 - 539                         20     3,465,226       1.05      8.214        531    173,261     79.35   100.00     100.00
500 - 519                         20     3,466,539       1.05      8.458        512    173,327     73.65    74.97      98.48
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,443  $329,071,068     100.00%     7.395%       642   $228,046     82.20%   35.15%     96.57%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by Lien

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Lien                          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1                              1,443  $329,071,068     100.00%     7.395%       642   $228,046     82.20%   35.15%     96.57%
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,443  $329,071,068     100.00%     7.395%       642   $228,046     82.20%   35.15%     96.57%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group II Adjustable Rate Mortgage Loans

                      Distribution by Combined Original LTV

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Combined Original LTV         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                    12    $2,076,459       0.63%     6.831%       600   $173,038     48.48%   50.79%    100.00%
60.01 - 70.00%                    28     9,341,732       2.84      7.441        634    333,633     66.74    22.59      93.87
70.01 - 80.00%                   997   230,106,864      69.93      7.052        648    230,799     79.54    30.49      98.72
80.01 - 85.00%                    56    14,838,779       4.51      7.882        614    264,978     84.58    37.72      95.82
85.01 - 90.00%                   160    38,245,046      11.62      8.033        622    239,032     89.72    41.91      89.68
90.01 - 95.00%                   108    19,866,429       6.04      8.845        629    183,948     94.69    50.98      93.24
95.01 - 100.00%                   82    14,595,759       4.44      8.699        660    177,997     99.75    72.50      87.30
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,443  $329,071,068     100.00%     7.395%       642   $228,046     82.20%   35.15%     96.57%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Original LTV

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Original LTV                  of Loans  Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                    12    $2,076,459       0.63%     6.831%       600   $173,038     48.48%   50.79%    100.00%
60.01 - 70.00%                    28     9,341,732       2.84      7.441        634    333,633     66.74    22.59      93.87
70.01 - 80.00%                   997   230,106,864      69.93      7.052        648    230,799     79.54    30.49      98.72
80.01 - 85.00%                    56    14,838,779       4.51      7.882        614    264,978     84.58    37.72      95.82
85.01 - 90.00%                   160    38,245,046      11.62      8.033        622    239,032     89.72    41.91      89.68
90.01 - 95.00%                   108    19,866,429       6.04      8.845        629    183,948     94.69    50.98      93.24
95.01 - 100.00%                   82    14,595,759       4.44      8.699        660    177,997     99.75    72.50      87.30
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,443  $329,071,068     100.00%     7.395%       642   $228,046     82.20%   35.15%     96.57%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Documentation

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Documentation                 of Loans  Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Stated                           636  $166,683,418      50.65%     7.291%       658   $262,081     81.63%    0.00%     97.82%
Full                             615   115,653,893      35.15      7.410        614    188,055     83.69   100.00      94.81
Alt                              165    41,763,415      12.69      7.613        652    253,112     80.17     0.00      97.00
No Doc                            27     4,970,342       1.51      8.688        697    184,087     84.01     0.00      92.15
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,443  $329,071,068     100.00%     7.395%       642   $228,046     82.20%   35.15%     96.57%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                             Distribution by Purpose

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Purpose                       Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Purchase                       1,189  $257,764,305      78.33%     7.359%       650   $216,791     82.67%   30.05%     96.66%
Cashout Refi                     225    63,973,480      19.44      7.518        614    284,327     80.27    51.70      95.82
Rate/term Refi                    29     7,333,283       2.23      7.576        631    252,872     82.66    69.72     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,443  $329,071,068     100.00%     7.395%       642   $228,046     82.20%   35.15%     96.57%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group II Adjustable Rate Mortgage Loans

                            Distribution by Occupancy

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Occupancy                     Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Owner Occupied                 1,397  $317,792,030      96.57%     7.367%       641   $227,482     82.00%   34.51%    100.00%
Investor                          29     6,057,294       1.84      8.233        696    208,872     89.15    70.97       0.00
Second Home                       17     5,221,744       1.59      8.086        638    307,161     86.21    32.56       0.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,443  $329,071,068     100.00%     7.395%       642   $228,046     82.20%   35.15%     96.57%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Property Type

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Property Type                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Single Family                    892  $189,687,092      57.64%     7.417%       636   $212,654     82.05%   38.36%     96.75%
PUD                              384    96,804,874      29.42      7.261        644    252,096     81.99    33.98      98.82
Condo                             81    17,210,278       5.23      7.647        663    212,473     84.17    21.84      89.70
2 Family                          43    12,630,679       3.84      7.472        670    293,737     82.98    29.92      91.27
3-4 Family                        37    11,187,789       3.40      7.615        679    302,373     82.29    21.16      93.50
Condo Hi-rise                      5     1,453,856       0.44      7.969        669    290,771     84.72     0.00      74.19
Townhouse                          1        96,499       0.03      8.730        571     96,499     95.00   100.00     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,443  $329,071,068     100.00%     7.395%       642   $228,046     82.20%   35.15%     96.57%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by State

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
State                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
FL                               237   $53,879,329      16.37%     7.406%       651   $227,339     83.24%   24.95%     94.60%
CA                               101    37,886,800      11.51      6.740        650    375,117     79.53    21.65      98.63
GA                               166    34,052,737      10.35      7.526        634    205,137     84.14    46.04      93.04
VA                                60    17,708,279       5.38      7.501        632    295,138     81.64    42.62      99.63
NY                                42    15,779,488       4.80      6.960        660    375,702     82.27    36.11      93.33
TX                               105    15,218,641       4.62      7.512        640    144,939     82.55    41.42      98.03
MA                                42    13,655,443       4.15      7.309        670    325,130     81.25    19.54     100.00
TN                                80    12,659,249       3.85      7.484        626    158,241     82.30    42.16      99.19
MD                                33    11,542,148       3.51      7.200        663    349,762     79.28    30.43      96.01
IL                                32     9,668,294       2.94      7.756        655    302,134     79.88    29.00     100.00
Other                            545   107,020,660      32.52      7.598        632    196,368     82.68    41.54      96.73
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,443  $329,071,068     100.00%     7.395%       642   $228,046     82.20%   35.15%     96.57%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group II Adjustable Rate Mortgage Loans

                               Distribution by Zip

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Zip                           Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
30024                              6    $2,005,204       0.61%     7.181%       659   $334,201     81.83%   38.61%    100.00%
93536                              5     1,532,166       0.47      6.761        631    306,433     79.75    13.23     100.00
39110                              5     1,522,640       0.46      7.451        624    304,528     72.06    53.50     100.00
20878                              3     1,376,342       0.42      7.320        648    458,781     84.78    23.92     100.00
34953                              5     1,254,182       0.38      7.976        629    250,836     84.28     0.00     100.00
34135                              3     1,208,043       0.37      7.426        663    402,681     80.00     0.00     100.00
11433                              3     1,196,773       0.36      6.342        661    398,924     83.75   100.00     100.00
38654                              7     1,192,071       0.36      7.287        630    170,296     82.22    61.38     100.00
20853                              2     1,189,537       0.36      7.646        725    594,768     79.60     0.00      61.33
38017                              3     1,176,019       0.36      6.880        618    392,006     82.33    15.97     100.00
Other                          1,401   315,418,090      95.85      7.402        642    225,138     82.26    35.32      96.57
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,443  $329,071,068     100.00%     7.395%       642   $228,046     82.20%   35.15%     96.57%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Remaining Months To Maturity  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
241 - 360                      1,443  $329,071,068     100.00%     7.395%       642   $228,046     82.20%   35.15%     96.57%
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,443  $329,071,068     100.00%     7.395%       642   $228,046     82.20%   35.15%     96.57%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                        Distribution by Amortization Type

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Amortization Type             Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
2 YR ARM                         720  $139,093,293      42.27%     7.567%       625   $193,185     83.31%   44.89%     96.32%
2 YR ARM IO                      541   151,895,056      46.16      7.199        661    280,767     81.02    21.97      97.23
3 YR ARM                         103    17,914,256       5.44      7.732        605    173,925     83.97    68.13      94.38
3 YR ARM IO                       59    15,159,880       4.61      7.397        652    256,947     82.93    40.49      94.55
5 YR ARM                           7     1,080,391       0.33      8.352        630    154,342     84.67    48.77      89.12
5 YR ARM IO                       13     3,928,193       1.19      7.045        662    302,169     77.33    24.70     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,443  $329,071,068     100.00%     7.395%       642   $228,046     82.20%   35.15%     96.57%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                      Distribution by Initial Periodic Cap

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Initial Periodic Cap          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
0.51 - 1.00%                       3      $316,070       0.10%     7.228%       613   $105,357     84.05%  100.00%    100.00%
1.01 - 1.50%                      19     3,259,150       0.99      6.791        620    171,534     82.09    65.70     100.00
1.51 - 2.00%                       7     1,056,480       0.32      7.882        648    150,926     83.71    67.06      89.71
2.51 - 3.00%                   1,407   323,051,833      98.17      7.399        643    229,603     82.17    34.60      96.54
3.01 - 3.50%                       4     1,068,705       0.32      6.952        659    267,176     89.11    45.56     100.00
5.51 - 6.00%                       3       318,829       0.10      8.778        590    106,276     89.03    75.36     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,443  $329,071,068     100.00%     7.395%       642   $228,046     82.20%   35.15%     96.57%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group II Adjustable Rate Mortgage Loans

                          Distribution by Periodic Cap

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Periodic Cap                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1.00%                          1,375  $315,736,478      95.95%     7.400%       644   $229,627     82.25%   33.47%     96.60%
1.50%                             67    12,994,590       3.95      7.308        609    193,949     81.05    74.20      95.78
2.00%                              1       340,000       0.10      5.875        655    340,000     80.00   100.00     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,443  $329,071,068     100.00%     7.395%       642   $228,046     82.20%   35.15%     96.57%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                      Distribution by Months to Rate Reset

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Months To Rate Reset          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
13 - 24                        1,261  $290,988,349      88.43%     7.375%       644   $230,760     82.11%   32.93%     96.79%
25 - 36                          162    33,074,136      10.05      7.578        627    204,161     83.49    55.46      94.45
49 & Above                        20     5,008,583       1.52      7.327        655    250,429     78.91    29.89      97.65
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,443  $329,071,068     100.00%     7.395%       642   $228,046     82.20%   35.15%     96.57%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                        Distribution by Life Maximum Rate

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Life Maximum Rate             Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
11.99% & Below                    54   $15,776,947       4.79%     5.807%       670   $292,166     79.21%   49.32%    100.00%
12.00 - 12.49%                   118    31,015,202       9.43      6.234        661    262,841     78.74    34.70     100.00
12.50 - 12.99%                   272    68,328,983      20.76      6.711        650    251,209     80.16    34.26      98.39
13.00 - 13.49%                   289    70,406,335      21.40      7.192        646    243,621     80.50    31.11      98.87
13.50 - 13.99%                   286    63,506,398      19.30      7.651        638    222,050     81.78    27.10      97.73
14.00 - 14.49%                   141    29,273,243       8.90      8.115        628    207,612     82.94    35.89      92.32
14.50 - 14.99%                   124    24,233,094       7.36      8.628        628    195,428     89.36    44.32      85.83
15.00 - 15.49%                    56    10,799,824       3.28      9.046        604    192,854     89.83    50.23      91.93
15.50 - 15.99%                    65    10,882,746       3.31      9.567        620    167,427     93.03    51.99      87.73
16.00% & Above                    38     4,848,295       1.47     10.143        616    127,587     91.46    46.66      98.91
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,443  $329,071,068     100.00%     7.395%       642   $228,046     82.20%   35.15%     96.57%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                             Distribution by Margin

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Margin                        Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
4.99% & Below                     81   $20,932,942       6.36%     6.335%       667   $258,431     79.56%   46.09%     99.44%
5.00 - 5.49%                     112    28,737,925       8.73      6.344        660    256,589     78.95    33.72     100.00
5.50 - 5.99%                     292    71,371,386      21.69      6.821        641    244,423     80.13    36.97      97.97
6.00 - 6.49%                     295    71,456,476      21.71      7.247        650    242,225     80.93    29.82      98.63
6.50 - 6.99%                     279    64,255,446      19.53      7.543        643    230,306     81.70    28.02      95.13
7.00 - 7.49%                     117    23,483,590       7.14      8.155        628    200,714     83.61    31.71      95.37
7.50 - 7.99%                     100    21,379,346       6.50      8.618        623    213,793     88.25    35.92      89.25
8.00 - 8.49%                      74    12,014,532       3.65      8.851        614    162,359     89.32    54.21      93.02
8.50 - 8.99%                      63    11,014,518       3.35      9.373        619    174,834     93.07    61.56      87.86
9.00 - 9.49%                      22     3,584,093       1.09      9.864        618    162,913     94.26    44.88      98.88
9.50% & Above                      8       840,814       0.26     10.089        595    105,102     93.22    70.58     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,443  $329,071,068     100.00%     7.395%       642   $228,046     82.20%   35.15%     96.57%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Group II Fixed Rate Mortgage Loans

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:                                        $65,944,663
Number of Mortgage Loans:                                                   559
Average Scheduled Principal Balance:                                   $117,969
Weighted Average Gross Coupon:                                            7.762%
Weighted Average Net Coupon: (2)                                          7.252%
Weighted Average Current FICO Score:                                        641
Weighted Average Original LTV Ratio:                                      72.28%
Weighted Average Combined Original LTV Ratio:                             83.59%
Weighted Average Stated Remaining Term (months):                            326
Weighted Average Seasoning(months):                                           2

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

                    Distribution by Current Principal Balance

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Principal Balance     Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
$50,000 & Below                  141    $4,315,026       6.54%    10.343%       641    $30,603     96.67%   75.30%     97.45%
$50,001 - $75,000                 77     4,868,236       7.38      9.169        632     63,224     87.82    69.35      95.69
$75,001 - $100,000                84     7,429,804      11.27      8.390        635     88,450     83.35    75.03      96.23
$100,001 - $125,000               61     6,876,592      10.43      7.885        645    112,731     83.91    70.64      93.45
$125,001 - $150,000               63     8,658,630      13.13      7.518        638    137,439     82.39    78.49      98.55
$150,001 - $200,000               54     9,393,457      14.24      7.278        637    173,953     83.31    76.06     100.00
$200,001 - $250,000               26     5,911,589       8.96      7.472        627    227,369     84.13    71.70     100.00
$250,001 - $300,000               23     6,378,025       9.67      6.752        652    277,305     82.99    69.83     100.00
$300,001 - $350,000               11     3,466,641       5.26      7.156        655    315,149     78.73    54.54     100.00
$350,001 - $400,000                6     2,254,231       3.42      6.547        652    375,705     81.59    83.10     100.00
$400,001 & Above                  13     6,392,432       9.69      7.161        655    491,726     76.96    61.24     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           559   $65,944,663     100.00%     7.762%       641   $117,969     83.59%   71.83%     98.22%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Current Rate

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Rate                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
5.00 - 5.49%                       4      $722,585       1.10%     5.363%       737   $180,646     63.70%  100.00%    100.00%
5.50 - 5.99%                      20     3,107,323       4.71      5.868        672    155,366     73.16    81.91     100.00
6.00 - 6.49%                      29     6,484,784       9.83      6.203        665    223,613     80.94    91.26      98.93
6.50 - 6.99%                      73    13,591,982      20.61      6.768        651    186,192     78.05    75.18      99.16
7.00 - 7.49%                      70    11,314,627      17.16      7.230        630    161,638     80.65    71.33      99.02
7.50 - 7.99%                      66    10,077,698      15.28      7.734        629    152,692     83.32    74.30      99.51
8.00 - 8.49%                      40     4,865,954       7.38      8.238        623    121,649     86.29    67.25      96.57
8.50 - 8.99%                      48     3,971,116       6.02      8.738        618     82,732     86.60    68.18      91.86
9.00% & Above                    209    11,808,594      17.91     10.416        640     56,500     96.32    54.43      97.10
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           559   $65,944,663     100.00%     7.762%       641   $117,969     83.59%   71.83%     98.22%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Group II Fixed Rate Mortgage Loans

                          Distribution by Credit Score

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Credit Score                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
740 & Above                       21    $2,464,995       3.74%     6.938%       759   $117,381     80.35%   63.85%     99.32%
720 - 739                         11       981,322       1.49      7.352        728     89,211     87.16    60.59      98.58
700 - 719                         31     5,231,824       7.93      7.247        708    168,769     85.99    59.88      97.82
680 - 699                         42     4,925,293       7.47      7.562        690    117,269     86.50    56.24      98.63
660 - 679                         61     7,362,481      11.16      8.018        668    120,696     88.36    56.58      97.18
640 - 659                         89    11,059,568      16.77      7.558        650    124,265     82.98    64.48      99.00
620 - 639                        108    12,835,906      19.46      8.042        629    118,851     84.16    66.22      97.42
600 - 619                         75     8,961,131      13.59      7.598        609    119,482     82.66    90.56     100.00
580 - 599                         83     7,268,484      11.02      8.089        587     87,572     81.35    92.62      97.02
560 - 579                         18     2,357,564       3.58      7.977        571    130,976     78.07    91.48      95.86
540 - 559                         10     1,507,911       2.29      7.893        551    150,791     73.37   100.00     100.00
520 - 539                          6       661,609       1.00      8.721        529    110,268     77.88   100.00     100.00
500 - 519                          4       326,573       0.50      9.710        509     81,643     80.00   100.00     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           559   $65,944,663     100.00%     7.762%       641   $117,969     83.59%   71.83%     98.22%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by Lien

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Lien                          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1                                360   $56,601,976      85.83%     7.302%       639   $157,228     80.98%   75.36%     98.18%
2                                199     9,342,687      14.17     10.550        658     46,948     99.43    50.47      98.47
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           559   $65,944,663     100.00%     7.762%       641   $117,969     83.59%   71.83%     98.22%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                      Distribution by Combined Original LTV

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Combined Original LTV         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                    18    $2,364,289       3.59%     6.706%       644   $131,349     50.12%   95.42%     93.31%
60.01 - 70.00%                    32     4,729,663       7.17      6.805        614    147,802     66.21    93.02     100.00
70.01 - 80.00%                   187    30,829,202      46.75      7.192        639    164,862     78.97    60.38      99.41
80.01 - 85.00%                    30     3,963,920       6.01      7.415        639    132,131     83.99    94.46      86.02
85.01 - 90.00%                    41     6,185,169       9.38      7.446        644    150,858     89.44    93.92      97.73
90.01 - 95.00%                    35     4,716,693       7.15      8.202        640    134,763     94.44    86.68      97.94
95.01 - 100.00%                  216    13,155,728      19.95      9.726        657     60,906     99.92    64.28      99.65
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           559   $65,944,663     100.00%     7.762%       641   $117,969     83.59%   71.83%     98.22%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Group II Fixed Rate Mortgage Loans

                          Distribution by Original LTV

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Original LTV                  of Loans  Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                   217   $11,706,976      17.75%     9.774%       655    $53,949     89.48%   59.55%     97.42%
60.01 - 70.00%                    32     4,729,663       7.17      6.805        614    147,802     66.21    93.02     100.00
70.01 - 80.00%                   186    30,815,409      46.73      7.191        639    165,674     78.97    60.37      99.41
80.01 - 85.00%                    29     3,947,053       5.99      7.406        639    136,105     83.99    94.43      85.96
85.01 - 90.00%                    36     6,019,153       9.13      7.372        644    167,199     89.43    94.50      97.67
90.01 - 95.00%                    26     4,293,350       6.51      8.018        636    165,129     94.55    88.95     100.00
95.01 - 100.00%                   33     4,433,059       6.72      8.034        657    134,335     99.82    93.87     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           559   $65,944,663     100.00%     7.762%       641   $117,969     83.59%   71.83%     98.22%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Documentation

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Documentation                 of Loans  Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Full                             412   $47,368,989      71.83%     7.543%       633   $114,973     83.03%  100.00%     97.75%
Stated                           115    12,889,200      19.55      8.704        661    112,080     86.64     0.00      99.16
Alt                               31     5,554,917       8.42      7.410        667    179,191     80.88     0.00     100.00
No Doc                             1       131,557       0.20      8.980        678    131,557    100.00     0.00     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           559   $65,944,663     100.00%     7.762%       641   $117,969     83.59%   71.83%     98.22%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                             Distribution by Purpose

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Purpose                       Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Cashout Refi                     213   $30,450,952      46.18%     7.338%       636   $142,962     81.79%   93.64%     97.26%
Purchase                         295    29,258,932      44.37      8.347        647     99,183     86.25    43.59      99.26
Rate/term Refi                    51     6,234,779       9.45      7.087        641    122,251     79.93    97.84      97.98
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           559   $65,944,663     100.00%     7.762%       641   $117,969     83.59%   71.83%     98.22%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                            Distribution by Occupancy

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Occupancy                     Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Owner Occupied                   544   $64,768,489      98.22%     7.748%       641   $119,060     83.69%   71.49%    100.00%
Investor                           8       662,514       1.00      8.382        635     82,814     80.87   100.00       0.00
Second Home                        7       513,660       0.78      8.696        642     73,380     74.59    78.93       0.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           559   $65,944,663     100.00%     7.762%       641   $117,969     83.59%   71.83%     98.22%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Group II Fixed Rate Mortgage Loans

                          Distribution by Property Type

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Property Type                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Single Family                    434   $49,165,159      74.56%     7.738%       639   $113,284     83.86%   77.08%     98.29%
PUD                               93    13,032,169      19.76      7.661        645    140,131     82.35    64.09     100.00
Condo                             17     1,749,594       2.65      8.537        650    102,917     85.88    38.19      98.25
2 Family                           9       996,890       1.51      8.479        670    110,766     87.80    24.34      92.70
3-4 Family                         5       892,619       1.35      8.132        674    178,524     84.28    23.66      85.91
Townhouse                          1       108,232       0.16      8.550        665    108,232     30.19     0.00       0.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           559   $65,944,663     100.00%     7.762%       641   $117,969     83.59%   71.83%     98.22%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by State

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
State                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
FL                                93   $12,617,298      19.13%     7.394%       648   $135,670     81.26%   70.75%    100.00%
CA                                38     5,448,835       8.26      8.288        647    143,390     81.98    57.23     100.00
VA                                35     5,195,162       7.88      6.893        646    148,433     78.91    98.63      94.72
GA                                55     4,527,905       6.87      8.498        641     82,326     87.67    67.80      96.20
TX                                43     4,480,721       6.79      7.656        634    104,203     81.06    52.47      96.94
PA                                15     2,378,342       3.61      7.860        637    158,556     85.31    63.95      96.94
AL                                24     2,270,639       3.44      8.376        622     94,610     85.34    74.25     100.00
LA                                31     2,210,023       3.35      8.291        629     71,291     86.38    83.00     100.00
OH                                21     2,121,198       3.22      7.454        630    101,009     87.83    85.76     100.00
TN                                19     2,111,348       3.20      7.823        637    111,124     84.82    44.67      95.29
Other                            185    22,583,192      34.25      7.813        642    122,071     84.90    75.17      98.14
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           559   $65,944,663     100.00%     7.762%       641   $117,969     83.59%   71.83%     98.22%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                               Distribution by Zip

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Zip                           Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
55436                              1      $683,000       1.04%     7.775%       707   $683,000     79.98%    0.00%    100.00%
91006                              1       649,423       0.98      6.600        654    649,423     56.52   100.00     100.00
22310                              1       574,031       0.87      6.875        625    574,031     76.67   100.00     100.00
19061                              1       519,151       0.79      9.375        626    519,151     80.00     0.00     100.00
33334                              1       499,037       0.76      6.375        709    499,037     90.00   100.00     100.00
90260                              1       494,584       0.75      6.875        680    494,584     90.00   100.00     100.00
39056                              3       453,723       0.69      7.348        650    151,241     81.61    40.33     100.00
20136                              1       449,552       0.68      6.000        743    449,552     71.86   100.00     100.00
33180                              1       440,000       0.67      8.375        675    440,000     80.00     0.00     100.00
32837                              1       431,639       0.65      6.900        675    431,639     80.00     0.00     100.00
Other                            547    60,750,523      92.12      7.805        639    111,061     84.07    73.28      98.06
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           559   $65,944,663     100.00%     7.762%       641   $117,969     83.59%   71.83%     98.22%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Group II Fixed Rate Mortgage Loans

                  Distribution by Remaining Months to Maturity

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Remaining Months To Maturity  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1 - 180                          204   $11,236,012      17.04%     9.545%       655    $55,078     91.73%   62.15%     97.32%
181 - 240                         10       954,913       1.45      7.423        645     95,491     82.57    90.52     100.00
241 - 360                        345    53,753,738      81.51      7.395        638    155,808     81.91    73.52      98.37
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           559   $65,944,663     100.00%     7.762%       641   $117,969     83.59%   71.83%     98.22%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                        Distribution by Amortization Type

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Amortization Type             of Loans  Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Fixed                            363   $52,231,535      79.21%     7.344%       638   $143,889     81.60%   78.33%     98.02%
FIXED 15/30 BLN                  164     7,343,295      11.14     10.561        653     44,776     99.56    53.65      98.05
FIXED 30/40 BLN                    6     1,721,116       2.61      7.391        624    286,853     76.20    55.11     100.00
FIXED IO                          26     4,648,717       7.05      8.176        663    178,797     83.52    33.78     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           559   $65,944,663     100.00%     7.762%       641   $117,969     83.59%   71.83%     98.22%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


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